EXHIBIT 4.6











                                      NOKIA
                                      -----
                     RETIREMENT SAVINGS AND INVESTMENT PLAN
                     --------------------------------------
                          AS AMENDED AND RESTATED 2007
                          ----------------------------

                               TABLE OF CONTENTS

                                                                          Page

ARTICLE 1 DEFINITIONS........................................................1

         1.01  "Account".................................................... 1
         1.02 "Actual Deferral Percentage".................................. 3
         1.03 "Administrative Delegate"..................................... 3
         1.04 "Anniversary Date"............................................ 3
         1.05 "Annuity Starting Date"....................................... 3
         1.06 "Applicable Computation Period"............................... 3
         1.07 "Average Contribution Percentage"............................. 3
         1.08 "Average Deferral Percentage"................................. 3
         1.09 "Beneficiary"................................................. 3
         1.10 "Board of Directors".......................................... 4
         1.11 "Committee"................................................... 4
         1.12 "Company"..................................................... 4
         1.13 "Compensation"................................................ 4
         1.14 "Contribution Percentage"..................................... 5
         1.15 "Controlled or Affiliated Service Group"...................... 6
         1.16 "Disability".................................................. 6
         1.17 "Effective Dates"............................................. 6
         1.18 "Eligible Employee"........................................... 6
         1.19 "Employee".................................................... 7
         1.20 "Employer".................................................... 7
         1.21 "Highly Compensated Employee"................................. 7
         1.22 "Inactive Participant"........................................ 8
         1.23 "Internal Revenue Code" or "Code"............................. 8
         1.24 "Leased Employee"............................................. 8
         1.25 "Leave of Absence"............................................ 8
         1.26 "Military Absence"............................................ 8
         1.27 "Nonhighly Compensated Employee".............................. 8
         1.28 "Participant"................................................. 8
         1.29 "Plan"........................................................ 9
         1.30 "Plan Year"................................................... 9
         1.31 "Pooled Investment Account"................................... 9
         1.32 "Protected Spouse"............................................ 9
         1.33 "Qualified Domestic Relations Order".......................... 9
         1.34 "Retirement".................................................. 9
         1.35 "Retirement Dates"............................................ 9
         1.36 "Service"..................................................... 9
         1.37 "Trust Agreement".............................................11
         1.38 "Trustee".....................................................11
         1.39 "Trust Fund"..................................................11
         1.40 "Valuation Date"..............................................11

                               TABLE OF CONTENTS
                                  (continued)
                                                                          Page

ARTICLE 2 ELIGIBILITY AND PARTICIPATION.....................................12

         2.01 Eligibility for Participation.................................12
         2.02 Change in Employment Status...................................12
         2.03 Election Not to Defer; Cessation of Deferrals.................13
         2.04 Suspension of Right to Make Elective Deferrals................13

ARTICLE 3 CONTRIBUTIONS.....................................................14

         3.01 Elective Deferral Contributions...............................14
         3.02 Reduction of Excess Elective Deferral Contributions...........15
         3.03 Matching and Retirement Contributions.........................15
         3.04 Voluntary After-Tax Contributions.............................18
         3.05 Contribution Changes..........................................19
         3.06 Discontinuance of Contributions...............................19
         3.07 Rollover Contributions from Other Qualified Plans.............19
         3.08 Transfer of Assets from Other Qualified Plans.................21
         3.09 Deposit of Contributions; Delay in Payments...................21

ARTICLE 4 CONTRIBUTION LIMITATIONS..........................................22

         4.01 Limitation on Elective Deferral Contributions.................22
         4.02 Limitation on Elective Deferral and Matching Contributions....22
         4.03 Limitation on Allocations.....................................25
         4.04 Distribution of Excess Deferrals..............................27
         4.05 Distribution of Excess Contributions..........................28
         4.06 Distribution of Excess Aggregate Contributions................29
         4.07 Incorporation by Reference....................................29
         4.08 Allocation of Forfeitures.....................................30

ARTICLE 5 MAINTENANCE OF ACCOUNTS, INVESTMENT FUNDS AND
          VALUATION OF THE TRUST FUND.......................................31

         5.01 Maintenance of Accounts.......................................31
         5.02 Investment Election...........................................31
         5.03 Investment Funds..............................................31
         5.04 Valuation of Trust Fund.......................................31
         5.05 Allocation of Investment Earnings and Expenses................32

ARTICLE 6 DISTRIBUTIONS FROM THE PLAN.......................................33

         6.01 Retirement Dates..............................................33
         6.02 Retirement Distributions......................................33
         6.03 Death Benefits................................................33
         6.04 Beneficiary Designation.......................................34
         6.05 Disability Retirement.........................................35
         6.06 In-Service Distributions......................................35
         6.07 Distribution Upon Termination of Employment...................38

                               TABLE OF CONTENTS
                                  (continued)
                                                                          Page

         6.08 Segregated Accounts...........................................40
         6.09 Payment of Benefits; Timing...................................41
         6.10 Direct Rollovers..............................................41

ARTICLE 7 CLAIM PROCEDURES..................................................43

         7.01 Claim Procedures..............................................43
         7.02 Proof of Claim................................................43

ARTICLE 8 ADMINISTRATION OF THE PLAN........................................44

         8.01 Assignment of Administrative Authority........................44
         8.02 Organization and Operation of the Committee...................44
         8.03 Authority and Responsibility..................................45
         8.04 Records and Reports...........................................46
         8.05 Required Information..........................................46
         8.06 Fiduciary Liability...........................................46
         8.07 Payment of Expenses...........................................47
         8.08 Indemnification...............................................47
         8.09 Payment of Expenses...........................................47
         8.10 Plan Correction...............................................47

ARTICLE 9 AMENDMENT AND TERMINATION.........................................48

         9.01 Amendment.....................................................48
         9.02 Termination...................................................48
         9.03 Vesting Upon Termination......................................49
         9.04 Distribution of Benefits After Termination....................49
         9.05 Distributions Upon Sale of Assets.............................49
         9.06 Distributions Upon Sale of Subsidiary.........................49
         9.07 Satisfaction of Liability.....................................49

ARTICLE 10 PARTICIPATING COMPANIES..........................................50

         10.01 Adoption by Other Entities...................................50
         10.02 Alternative Provisions.......................................50
         10.03 Right to Withdraw (Plan Spin-off)............................50
         10.04 Procedure Upon Withdrawal....................................50
         10.05 Multiple Employer Plan.......................................51

ARTICLE 11 TOP-HEAVY PROVISIONS.............................................52

         11.01 Definition of Top-Heavy and Super Top-Heavy..................52
         11.02 Definition of Key Employee...................................53
         11.03 Minimum Employer Contribution................................53
         11.04 Modification of Top-Heavy Rules..............................55

ARTICLE 12 QUALIFIED DOMESTIC RELATIONS ORDERS..............................57

         12.01 Qualified Domestic Relations Orders..........................57

                               TABLE OF CONTENTS
                                  (continued)
                                                                          Page

         12.02 Specifications...............................................57
         12.03 Payment Before Separation From Service.......................57
         12.04 Earliest Retirement Age......................................58
         12.05 Procedures...................................................58

ARTICLE 13 LOANS............................................................61

         13.01 Amount of Loans and Terms of Repayment.......................61

ARTICLE 14 GENERAL PROVISIONS...............................................63

         14.01 Exclusiveness of Benefits....................................63
         14.02 Limitation of Rights.........................................63
         14.03 Limitation of Liability and Legal Actions....................63
         14.04 Construction of Agreement....................................63
         14.05 Title to Assets; Non-Assignability (Spendthrift Provision)...64
         14.06 Severability.................................................64
         14.07 Titles and Headings..........................................64
         14.08 Counterparts as Original.....................................64
         14.09 Merger of Plans..............................................64
         14.10 Disposition of Unclaimed Benefits............................65
         14.11 Substitute Payee.............................................65
         14.12 USERRA.......................................................65
         14.13 Impossibility of Performance.................................65
         14.14 Dissolution of the Employer..................................65
         14.15 Discharge of Trustee's Obligation to Make Payments...........65
         14.16 Incapacity...................................................66
         14.17 Definition of Words..........................................66
         14.18 Titles.......................................................66

ARTICLE 15 MINIMUM DISTRIBUTION REQUIREMENTS................................67

         15.01 General Rules................................................67
         15.02 Time and Manner of Distribution..............................67
         15.03 Required Minimum Distributions During Participant's Lifetime.68
         15.04 Required Minimum Distributions After Participant's Death.....69
         15.05 Definitions..................................................70

                              STATEMENT OF PURPOSE
                              --------------------

The Nokia Retirement Savings and Investment Plan for Employees of Nokia, Inc. (the "Plan") was established in 1983 to permit Nokia, Inc. to share its profits with its employees and to provide for the accumulation of funds for the benefit of eligible employees and their beneficiaries in the manner and to the extent set forth in such plan. The Plan, to which Nokia, Inc. has been making contributions since that time, has been restated several times since 1983.

Effective January 1, 1989, Plan was amended and restated in its entirety, and its name changed to the "Nokia Retirement Savings and Investment Plan."

Nokia Inc. became the sponsor of the Plan as a result of a corporate merger and reorganization whereby the prior sponsor of the Plan merged into the Company and assigned all of its assets and liabilities to the Company.

Nokia Inc. has agreed to form a joint venture with Siemens AG, named Nokia Siemens Networks ("NSN"), which will become effective as of April 1, 2007. Nokia Inc. and Siemens AG will each own a 50% interest in NSN. Nokia Inc. has determined that the employees of Nokia's Networks Business Group, which will become part of NSN, should continue to participate in the Plan. Accordingly, the Plan will become a multiple employer plan effective April 1, 2007.

Effective April 1, 2007 (the "Restatement Effective Date"), the Plan and its related trust are again being amended and restated and continued in their entirety.

The rights of any Plan Participants who retired, terminated employment or died before the effective date of any amendment shall be determined in accordance with the terms and provisions of the Plan in effect on the date of such retirement, termination of employment or death, except as otherwise specifically provided herein.

                                    ARTICLE 1
                                    ---------
                                   DEFINITIONS
                                   -----------

For purposes of the Plan, the following words and phrases shall have the following meanings unless a different meaning is plainly required by the context. Wherever used, the masculine pronoun shall include the feminine pronoun and the feminine pronoun shall include the masculine, and the singular shall include the plural and the plural shall include the singular.

1.01 "Account"
      -------

      The interest of a Participant in the Trust Fund as represented by his accounts as designated below.

      (a)   "Elective Deferral Contribution Account" (Account A)- The portion of
             --------------------------------------
            the Trust Fund attributable to a Participant's Elective Deferral Contributions

            (i)   in accordance with the provisions of Section 3.01

            (ii) the provisions of the Plan in effect prior to the Restatement Effective Date.

      (b) "Matching Contribution Account" (Account B)- The portion of the Trust Fund attributable to the Company's

            (i) Matching Contributions in accordance with the provisions of Subsection 3.03(a) and with the provisions of the Plan in effect prior to the Restatement Effective Date;

            (ii) Additional Matching Contributions in accordance with the provisions of Subsection 3.03(b).

      (c) "Retirement Contribution Account" (Account C)- The portion of the Trust Fund attributable to the Company's Retirement Contributions in accordance with the provisions of Subsection 3.03(c) and the provisions of the Plan in effect prior to the Supplemental Effective Date, and Top-Heavy Contributions in accordance with Article 11.

      (d) "Rollover Account"- The portion of the Trust Fund attributable to funds rolled over from another qualified plan in accordance with
            Section 3.07.

      (e) "Transfer Account"- The portion of the Trust Fund attributable to the Company's contributions during a Participant's participation under another qualified plan and transferred in accordance with the provisions of Section 3.08.

      (f) "Voluntary After-Tax Contribution Account" (Account D)- The portion of the Trust Fund attributable (i) to a Participant's Voluntary After-Tax Contributions based on the first 6% of a Participant's Compensation under the provisions of the Plan in effect prior to January 1, 1989, and (ii) to the Voluntary After-Tax Contributions made on or after July 1, 1997, by certain "Seconded Employees" who are working for "Nokia Abroad," pursuant to Section 3.04 hereof.

      (g) "Additional Voluntary After-Tax Contribution Account" (Account E)- The portion of the Trust Fund attributable to a Participant's Voluntary After-Tax Contributions in excess of 6% of a Participant's Compensation under the provisions of the Plan in effect prior to January 1, 1989.

      (h) "Qualified Matching Contribution Account"- The portion of the Trust Fund attributable to the Company's Qualified Matching Contributions in accordance with the provisions of Subsection 3.03(b).

      (i) "Qualified Nonelective Contribution Account"- The portion of the Trust Fund attributable to the Company's Qualified Nonelective Contributions in accordance with the provisions of Subsection 3.03(d).

1.02 "Actual Deferral Percentage"
      --------------------------

      The ratio (expressed as a percentage) of the amount of Elective Deferral Contributions and qualified company Contributions paid into the Plan on behalf of each Participant for such Plan Year to the Participant's Compensation for such Plan Year.

1.03 "Administrative Delegate"
      -----------------------

      One or more persons or institutions to whom the Committee has delegated certain administrative functions pursuant to a written agreement.

1.04 "Anniversary Date"
      ----------------

      Each January 1.

1.05 "Annuity Starting Date"
      ---------------------

      The first day of the first period for which an amount is payable as an annuity. If a benefit is not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

1.06 "Applicable Computation Period"
      -----------------------------

      (a) For purposes of contributions in accordance with Articles 3 and 11, the Applicable Computation Period shall be the Plan Year.

      (b) For all other purposes, the Applicable Computation Period shall be the 12-month period beginning as of the first day of the month during which a person first completed an Hour of Employment with the Employer and each anniversary thereof.

1.07 "Average Contribution Percentage"
      -------------------------------

      The Average Contribution Percentage, for a specified group of Participants for a Plan Year, shall mean the average (expressed as a percentage) of the Contribution Percentages of the Eligible Participants in such group.

1.08 "Average Deferral Percentage"
      ---------------------------

      The Average Deferral Percentage, for a specified group of Participants for a Plan Year, shall mean the average (expressed as a percentage) of the Actual Deferral Percentages of the Eligible Participants in such group.

1.09 "Beneficiary"
      -----------

      The person designated to receive benefits payable under the Plan in the event of death. In the event a Beneficiary is not designated, the Participant's surviving spouse shall be deemed his Beneficiary or, in the absence of a surviving spouse, the benefits shall be paid to the Participant's estate.

1.10 "Board of Directors"
      ------------------

      The Board of Directors of Nokia Inc.

1.11 "Committee"
      ---------

      The person or persons appointed in accordance with Section 8.01 to administer the Plan. In the absence of such designation, the Company shall serve as the Committee, and in such case, all references herein to the Committee shall be deemed a reference to the Company.

1.12 "Company"
      -------

      (a)   Nokia Inc. and any successor which shall maintain this Plan; and

      (b) any other business entity, including Nokia Networks Business Group, which duly adopts the Plan with the approval of the Board of Directors.

1.13 "Compensation"
      ------------

      (a) Unless otherwise indicated, for purposes of Article 3, the amount described in Subsection (c) exclusive of any (i) amount paid to an expatriate pursuant to an international assignment contract which has not been designated as United States pensionable compensation in such contract, (ii) amount paid before an Eligible Employee was eligible to become a Participant in accordance with Section 2.01, and (iii) amount of any "excess Flex Dollars" (as such term is defined in the Nokia Benefits By Choice Plan) that were contributed to the Plan as Elective Deferral Contributions, as defined in
            Section 3.01(a), from the Nokia Benefits By Choice Plan. For purposes of Section 3.01, third party insurance payments shall be excluded.

      (b) For purposes of Section 4.03, the Participant's wages for the Plan Year paid by the Employer of the type reported on Form W-2. Such wages shall include amounts within the meaning of section 3401(a) of the Code plus any other amounts paid to the Participant by the Employer for which the Employer is required to furnish a written statement under sections 6041(d) and 6051(a)(3) of the Code, determined without regard to the rules that limit the amount required to be reported based on the nature or location of the employment or services performed, plus all amounts excluded from the Participant's income for the period under Code Section 125, 402(g)(3), 457 and, for limitation years after 2000, 132(f)(4), but exclusive of the following:

            (i)   severance pay on a non payroll basis;

            (ii)  non-qualified deferred compensation payments;

            (iii) any amounts  paid or  reimbursed  by the  Employer  for moving expenses which the Employer reasonably believes at the time of such payment to be deductible by the Employee under section 217 of the Code;

            (iv)  welfare   benefits,   fringe  benefits  (cash  and  non-cash),
                  reimbursements of other expense allowances, moving expenses, third party insurance payments and "excess Flex Dollars"; and

            (v) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or other property) held by the Employee either becomes freely "transferable" or is no longer subject to a "substantial risk of forfeiture" (both quoted terms within the meaning of Code Section 83(a)).

      (c) For purposes of Sections 1.23 and 4.02 and Article 11, the amount described in Subsection (b), increased by the amount of any contributions made by the Employer under any salary reduction or similar arrangement to a qualified deferred compensation, pension or cafeteria plan (including the amount of any "excess Flex Dollars that were contributed to the Plan as Elective Deferral Contributions from the Nokia Benefits By Choice Plan), contributions to a simplified employee pension plan described in section 408(k) of the Code, contributions towards the purchase of an annuity contract described in section 403(b) of the Code, compensation deferred under a deferred compensation plan within the meaning of section 457(b) of the Code, and Employee contributions under governmental plans described in section 414(h)(2) of the Code which are picked up and treated as Employer contributions and, for Plan Years after 2000, amounts not includible in gross income by reason of Code Section 132(f)(4). For purposes of Section 1.23, the amount described above shall be for the applicable period for making the determination of Highly Compensated Employees.

      (d) In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary the annual Compensation of each Participant taken into account in determining allocations for any Plan Year shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with section 401(a)(17)(B) of the Code. Annual Compensation means compensation during the Plan Year or such other consecutive 12-month period over which Compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the determination period that begins with or within such calendar year.

1.14 "Contribution Percentage"
      -----------------------

      The ratio (expressed as a percentage) of a Participant's Elective Deferrals (to the extent such Elective Deferrals are not needed to enable the Plan to pass the Average Deferral Percentage Test for Elective Deferrals for such

      Plan Year) and Employer Matching Contributions on behalf of a Participant for the Plan Year to the Participant's Compensation for the Plan Year.

1.15 "Controlled or Affiliated Service Group"
      --------------------------------------

      (a) "Controlled Group"- Any group of business entities under common control, including but not limited to proprietorships and partnerships, or a controlled group of corporations within the meaning of sections 414(b), (c) and (o) of the Code. For purposes of
            Section 4.03, the phrase "more than 50%" is substituted for the phrase "at least 80%" each place it appears in section 1563(a)(1) of the Code.

      (b) "Affiliated Service Group"- Any group of business entities within the meaning of section 414(m) of the Code.

1.16 "Disability"
      ----------

      Any physical or mental condition for which a Participant shall be eligible to receive benefits under the disability insurance provisions of the Social Security Act.

1.17 "Effective Dates"
      ---------------

      (a) "Initial Effective Date"- May 1, 1983, the date as of which the Plan was established.

      (b)   "Restatement Effective Date"- April 1, 2007.

1.18 "Eligible Employee"
      -----------------

      An Employee for whom the Company is required to contribute Federal Insurance Contributions Act taxes, including non-resident aliens but excluding (a) individuals on temporary assignment with the Company who are identified as interns or co-ops on its payroll system, (b) Leased Employees, (c) employees who are members of a collective bargaining unit covered by a collective bargaining agreement which as a result of good faith bargaining regarding retirement benefits does not provide for their participation in the Plan, (d) non-United States citizens employed by a foreign affiliate who are transferred to the United States pursuant to an international assignment contract entered into on or after January 1, 2002 and (e), for purposes of determining Company Retirement Contributions in accordance with subsection 3.03(d), persons currently accruing benefits under any plan to which contributions are made by a member of the Controlled or Affiliated Service Group which includes the Company.

      Notwithstanding the above, Leased Employees shall be included in the definition of Eligible Employee if the requirements of section 414(n)(2) of the Code require such inclusion in order to meet the plan qualification requirements enumerated in section 414(n) and then only if the coverage requirements of section 410(b) of the Code would otherwise not be met.

1.19 "Employee"
      --------

      Any person in the employ of the Company. "Leased Employees" shall be included as Employees unless (i) such individual is covered by a money purchase pension plan providing (A) a nonintegrated employer contribution rate of at least ten percent (10%) of compensation, as defined in section 415(c)(3) of the Code, but including amounts contributed by the employer pursuant to a salary reduction agreement which are excludable from the Leased Employee's gross income under sections 125, 402(a)(8), 403(h) or 403(b) of the Code; (B) immediate participation; and (C) full and immediate vesting; and (ii) Leased Employees do not constitute more than twenty percent (20%) of the Employer's Nonhighly Compensated Employee workforce.

1.20 "Employer"
      --------

      The Company and any other business entity in a Controlled or Affiliated Service Group which includes the Company.

1.21 "Highly Compensated Employee"
      ---------------------------

      "Highly  Compensated  Employee"  shall  mean an  individual  described  in section 414(q) of the Code, as such definition may be changed from time to time. The term "Highly Compensated Employee" shall mean any employee who

      (a) was a "5-percent owner" of the Employer at any time during the Plan Year or the preceding Plan Year, or

      (b)   for the preceding Plan Year

            (i) had Compensation in excess of $80,000 (which amount shall be adjusted by the Commissioner at the same time and in the same manner as under section 415(d) of the Code), and

            (ii) if the Employer elects the application of this clause for such preceding Plan Year, was in the "top-paid group" of Employees for such preceding Plan Year.

      An Employee shall be treated as a "5-percent owner" for any Plan Year if at any time during such Plan Year such Employee was a 5-percent owner (as defined in section 416(i)(1) of the Code) of the Employer. An Employee is in the "top-paid group" of Employees for any Plan Year if such Employee is in the group consisting of the top twenty percent (20%) of the Employees when ranked on the basis of Compensation paid during such Plan Year, excluding those Employees who (A) have not completed six (6) months of service, (B) normally work less than seventeen and one half (17 1/2) hours per week, (C) normally work during not more than six (6) months during any Plan Year, (D) have not attained age twenty one (21), and (E) are included in a unit of Employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and the Employer.

      A former Employee shall be treated as a Highly Compensated Employee if

      (I) such Employee was a Highly Compensated Employee when such Employee separated from service, or

      (II) such Employee was a Highly Compensated Employee at any time after attaining age fifty five (55).

1.22 "Inactive Participant"
      --------------------

      Any Employee or former Employee who has ceased to be a Participant and on whose behalf an Account is maintained under the Plan.

1.23 "Internal Revenue Code" or "Code"
      -------------------------------

      The Internal Revenue Code of 1986, and any amendments thereto.

1.24 "Leased Employee"
      ---------------

      Any person (other than an Employee of the recipient) who, pursuant to an agreement between the recipient and any other person ("leasing organization"), has performed services for the recipient (or for the recipient and related persons, determined in accordance with section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one year, and such services performed under the primary direction of the recipient.

1.25 "Leave of Absence"
      ----------------

      Any absence from work which shall have been approved by the Employer under uniform rules and regulations.

1.26 "Military Absence"
      ----------------

      Absence for any period of military service with the Armed Forces of the United States, provided that the Employee returns to Employment with the Employer within the period during which the Employer would be required to reemploy the Employee under federal law.

1.27 "Nonhighly Compensated Employee"
      ------------------------------

      An Employee of the Employer who is not a Highly Compensated Employee.

1.28 "Participant"
      -----------

      (a) An Eligible Employee who participates under the Plan in accordance with Section 2.01.

      (b) Each other Eligible Employee, former Eligible Employee, or Inactive Participant for whom an Account is maintained.

1.29 "Plan"
      ----

      The Nokia Retirement Savings and Investment Plan, as herein set forth and as from time to time supplemented and amended, which Plan is intended to be a profit-sharing plan for purposes of sections 401(a), 402, 412 and 417 of the Code.

1.30 "Plan Year"
      ---------

      A period of 12 consecutive months commencing each January 1.

1.31 "Pooled Investment Account"
      -------------------------

      An account established pursuant to an administrative services agreement between the Company and the Trustee.

1.32 "Protected Spouse"
      ----------------

      The spouse or surviving spouse of a Participant, provided that a former spouse will be treated as the Protected Spouse to the extent provided under a qualified domestic relations order as described in section 414(p) of the Code.

1.33 "Qualified Domestic Relations Order"
      ----------------------------------

      A domestic  relations  order as defined in Section 8.10 in accordance with section 414(p) of the Code.

1.34 "Retirement"
      ----------

      The termination of employment of a Participant on his Early, Normal or Deferred Retirement Date.

1.35 "Retirement Dates"
      ----------------

      (a) "Normal Retirement Date"- The date on which the Participant attains age 65.

      (b) "Early Retirement Date"- The first day of any month coincident with or following the date on which the Participant attains age 55, provided he has completed four (4) Years of Service as of such date.

      (c) "Deferred Retirement Date"- The first day of any month subsequent to the Participant's Normal Retirement Date.

1.36 "Service"
      -------

      (a) All periods of employment with the Employer. A period of employment begins as of the date the Employee first completes an Hour of Employment for the Employer and ends on the earlier of the date the Employee resigns, is discharged, retires or dies or, if the Employee is absent for any other reason, on the first anniversary of the first day of such absence (with or without pay) from the

            Employer. If an Employee is absent for any reason and returns to the employ of the Employer before incurring a Break-in-Service, as provided in Subsection (b), he shall receive credit for his period of absence up to a maximum of 12 months. Service subsequent to a Break-in-Service will be credited as a separate period of employment.

      (b) "Break-in-Service"- A period of 12-consecutive months during which an Employee fails to accrue an Hour of Employment with the Employer. Such period begins on the earlier of the date the Employee resigns, is discharged, retires or dies or, if the Employee is absent for any other reason, on the first anniversary of the first day of such absence (with or without pay) from the Employer. If, commencing on or after January 1, 1985, an Employee is absent by reason of (i) the pregnancy of the Employee, (ii) the birth of a child of the Employee, (iii) the placement of a child with the Employee in connection with an adoption of such child by such Employee, or (iv) caring for such child immediately following such birth or placement, such Employee will not be treated as having retired, resigned or been discharged and the period between the first and second anniversary of the first day of such absence shall not be deemed a Break-in-Service.

      (c) "Month of Service"- A calendar month any part of which is in a period of employment or credited absence.

      (d) "Year of Service"- Unless otherwise indicated, twelve (12) Months of Service based upon the anniversary of the Employee's date of hire.

      (e)   "Hour of Employment"

            (i) For an Employee paid on an hourly basis or for whom hourly records of employment are required to be maintained, each hour for which the person is directly or indirectly paid or entitled to payment for the performance of duties or for the period of time when no duties are performed, irrespective of whether the employment relationship has terminated, such as vacation, holiday or illness.

            (ii) For an Employee paid on a non-hourly basis or for whom hourly records of employment are not required to be maintained, each week for which the person is directly or indirectly paid or entitled to payment shall be equal to 45 Hours of Employment.

            (iii) A person shall receive an Hour of Employment for each hour for which back pay has been awarded or agreed to irrespective of mitigation of damages, provided that each such hour shall be credited to the Applicable Computation Period to which it pertains, rather than the Applicable Computation Period in which the award or agreement is made, and further provided that no such award or agreement shall have the effect of crediting an Hour of Employment for any hour for which the person previously received credit under (i) or (ii) above.

            (iv) Notwithstanding the foregoing, Hours of Employment shall be computed and credited in accordance with Department of Labor Regulation 2530.200b-2, Subparagraphs (b) and (c), Rules and Regulations for Minimum Standards for Employee Benefit Plans, U.S. DEPARTMENT OF LABOR, which are incorporated herein by reference.

      (f) An Employee shall receive credit for the period of his employment with another business entity to which he had been transferred by the Company solely for purposes of determining his vested interest in accordance with Section 6.07.

      (g) "Imputed Service"- A Participant shall be credited with service performed for NVP Management Co., LLC and any other employer designated by the Board in which the Company has a significant ownership, control or similar interest, so long as: (1) the Plan treats all similarly situated employees in the same manner, (2) there is a legitimate reason crediting the service, and (3) crediting the service does not discriminate significantly in favor of highly compensated employees.

1.37 "Trust Agreement"
      ---------------

      The instrument executed by the Company and the Trustee fixing the rights and liabilities of each with respect to holding and administering the Trust Fund, which instrument shall be incorporated by reference into this Plan.

1.38 "Trustee"
      -------

      The Trustee or any successor Trustee, appointed by the Board of Directors, acting in accordance with the terms of the Trust Agreement.

1.39 "Trust Fund"
      ----------

      All assets held by the Trustee for the purposes of the Plan in accordance with the terms of the Trust Agreement.

1.40 "Valuation Date"
      --------------

      Any day that the New York Stock Exchange is open for business or any other date selected from time to time by the Committee.

In addition to the foregoing definitions, other terms are defined in the several sections constituting the Plan.

                                    ARTICLE 2
                                    ---------

                         ELIGIBILITY AND PARTICIPATION
                         -----------------------------

2.01 Eligibility for Participation
     -----------------------------

      (a) Each Eligible Employee who is scheduled to work at least 1,000 Hours of Employment in a twelve month period shall become a Participant as of the first day next following the later of the date he (i) completes one (1) Hour of Employment or (ii) attains age 18. An Eligible Employee who is not scheduled to work at least 1,000 Hours of Employment in a twelve month period shall become a Participant on the first January 1 or July 1 by which both of the following shall have occurred: (i) the attainment of age 18, and (ii) the completion of at least 1,000 Hours of Employment within a 12 month period measured initially from the Employee's employment commencement date and thereafter from the first day of a Plan Year, and provided the individual remains an Employee on the last day of such 12 month period or Plan Year. A Plan Participant may commence making Elective Deferrals pursuant to Section 3.01 hereof on the Entry Date following his satisfaction of the eligibility requirements stated herein and upon receipt by the Committee of the Employee's Elective Deferral Agreement and as provided in procedures established by the Committee.

      (b) If a former Participant is reemployed, he shall be eligible to resume his participation as of the date of his reemployment. Such Participant may elect to make deferrals to the Plan in accordance with the provisions of Section 3.01 as soon as it is administratively feasible after the date of his reemployment.

2.02 Change in Employment Status
     ---------------------------

      (a) In the event a Participant ceases to be an Eligible Employee as the result of becoming part of an excluded class, only Compensation up to the date he ceased to be an Eligible Employee shall be considered for purposes of contributions in accordance with Article 3. Such Employee shall remain a Participant but shall not be permitted to contribute in accordance with Article 3 or share in any Company contributions allocated in accordance with Article 3 for the period beyond the date he ceased to be an Eligible Employee.

            In the event such Participant returns to an eligible class and again becomes an Eligible Employee, he shall be permitted to share in Company contributions allocated in accordance with Article 3 as of the date he again became an Eligible Employee and may elect to make deferrals to the Plan in accordance with the provisions of Section
            3.01 as soon as is administratively feasible. Only Compensation from the date he again became an Eligible Employee shall be considered for purposes of such contributions.

      (b)   If a person  otherwise  satisfied the  eligibility  requirements  of
            Section 2.01 and subsequently becomes an Eligible Employee, he shall become a Participant as of the date he became an Eligible Employee and may elect to make deferrals to the Plan in accordance with provisions of Section 3.01 as of such date or at any time thereafter.

      (c) In the event a collective bargaining agreement is entered into between the Company and a representative for any class of Employees in the employ of the Company subsequent to the Supplemental Effective Date, eligibility for participation in the Plan by such Employees who are not Participants shall not be extended beyond the effective date of the collective bargaining agreement unless the agreement extends participation in the Plan to such Employees. The provisions of Subsection (a) shall apply to those Employees who currently are Participants.

      (d) An Eligible Employee who has become a Participant shall not cease to be a Participant as a result of a reduction in the number of Hours of Employment.

2.03 Election Not to Defer; Cessation of Deferrals
     ---------------------------------------------

      No Employee shall be required to make Elective Deferrals in the Plan and any Participant may cease making Elective Deferrals at any time. An Employee who does not want to make Elective Deferrals to the Plan, or a Participant who desires to cease making such Elective Deferrals, shall notify the Committee or its Administrative Delegate in accordance with procedures established by the Committee. The election to cease making such Elective Deferrals shall be effective commencing with the beginning of the next payroll period following the Participant's notification of such election to the Committee or its Administrative Delegate.

2.04 Suspension of Right to Make Elective Deferrals
     ----------------------------------------------

      An Employee who receives a Hardship Withdrawal pursuant to Section 6.06(c) of this Plan will have his right to make Elective Deferrals pursuant to
      Section 3.1 of the Plan suspended for a period of six (6) months following the month in which the hardship distribution is made.


                                    ARTICLE 3
                                    ---------

                                  CONTRIBUTIONS
                                  -------------

3.01 Elective Deferral Contributions
     -------------------------------

      (a) A Participant, when first eligible or at any time thereafter, may elect to save, through pay reduction each payroll period, no less than 1% nor more than 50%, in whole percentages of that portion of his Compensation attributable to such payroll period, subject to the limitations of Subsection (c).

            Such contributions shall take the form of before tax contributions (hereinafter known as "Elective Deferral Contributions") and shall be deemed to be Company contributions for purposes of section 414(h) of the Code.

            (i) An initial election must be made by an Eligible Employee and submitted to the Committee (or its Administrative Delegate) by any method approved by the Committee.

            (ii)  An   election,   once  made  shall   remain  in  effect  until
                  subsequently changed by the Eligible Employee in accordance with the provisions of Section 3.05 or 3.06.

      (b) In addition, a Participant may make an election in accordance with the provisions of the Nokia Benefits By Choice Plan to contribute his "excess Flex Dollars" from such plan to the Plan subject to the limitations of subsection (c). Such contributions also shall take the form of Elective Deferral Contributions and shall be deemed to be Company contributions for purposes of section 414(h) of the Code.

      (c) Contributions of "excess Flex Dollars" from the Nokia Benefits By Choice Plan that a Participant elected, pursuant to such plan, to make to the Plan, shall be not be subject to the percentage of Compensation limitation contained in Section 3.01(a). Notwithstanding the above, the total amount of Elective Deferral Contributions, including "excess Flex Dollars", contributed by a Participant shall be subject to the limitations on Elective Deferral Contributions under Sections 4.01 and 4.02 and the limitations on annual additions under Section 4.03.

      (d) Notwithstanding anything herein to the contrary, an Employee who is working outside the United States shall not be eligible to make Elective Deferral Contributions to the Plan for any payroll period for which he has elected to make After-Tax Contributions under
            Section 3.04(b) or with respect to any Compensation paid by a non-United States Employer to non-United States citizen.

      (e) All Participants who are eligible to make Elective Deferral Contributions under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of section
            401(k)(3),  401(k)(11),  401(k)(12),  410(b), or 416 of the Code, as
            applicable, by reason of the making of such catch-up contributions. Catch-up contributions under this Section 3.01(e) shall not be eligible for matching contributions under Section 3.03.

3.02 Reduction of Excess Elective Deferral Contributions
     ---------------------------------------------------

      (a) If Elective Deferral Contributions under Section 3.01 are projected to exceed the limitations of Sections 4.01 or 4.02 at any time during a Plan Year, the Committee, in a good faith effort to comply with such limitations, retains the right to reduce the rate of elective deferrals made by Highly Compensated Employees. Such reduction shall be made in the sole discretion of the Committee and, for the purposes of Section 4.02, shall be accomplished by progressively reducing the dollar amounts of the Elective Deferral Contributions of Highly Compensated Employees until the limitations are met.

      (b) If a Participant is prevented from making Elective Deferral Contributions for a payroll period because of the limit in this
            Section 3.02, any Elective Deferrals by the Participant in prior payroll periods during the Plan Year which were in excess of 6% of Compensation shall be treated as Elective Deferrals for the current payroll period for purposes of calculating the Participant's Matching Contribution under Section 3.03

3.03 Matching and Retirement Contributions
     -------------------------------------

      Subject to the limitations on annual additions under Section 4.03, the Company shall contribute the following amounts:

      (a) Matching Contributions- 100% of such portion of the Participant's "Voluntary Contributions" (which shall be equal to the sum of the Participant's Elective Deferral Contributions under Section 3.01 and the Participant's Voluntary After-Tax Contributions under Section 3.04) each payroll period that does not exceed 6% of the Participant's Compensation for such payroll period. Only Voluntary Contributions which are not required to be restricted under Sections 3.02, 4.01 or 4.02 shall be matched. No Matching Contribution will be provided in excess of the limitations under Subsections 4.02(b) and (c).

            Notwithstanding the foregoing provision, the amount of any "excess Flex Dollars" that were contributed to the Plan from the Nokia Benefits By Choice Plan as Elective Deferral Contributions are not eligible for Matching Contributions.

      (b) Additional Matching Contributions- For any Plan Year, the Company, at its discretion, may contribute such additional amounts as it shall determine. Such Additional Matching Contributions shall be allocated to Participants in the employ of the Company on the last business day of such Plan Year in the same proportion that the Voluntary Contributions of each such Participant for such Plan Year bears to the aggregate Voluntary Contributions of all Participants for such Plan Year, taking into consideration only that portion of each Participant's Voluntary Contributions which does not exceed 6% of such Participant's Compensation for each payroll period during such Plan Year.

      (c) Qualified Matching Contributions- For any Plan Year, the Company, at its discretion, may contribute such additional amounts as it shall determine. Such Additional Matching Contributions shall be allocated to Participants in the employ of the Company on the last business day of such Plan Year in the same proportion that the Voluntary Contributions of each such Participant for such Plan Year bears to the aggregate Voluntary Contributions of all Participants for such Plan Year, taking into consideration only that portion of each Participant's Voluntary Contributions which does not exceed 6% of such Participant's Compensation for each payroll period during such Plan Year.

            Such   contributions   shall  be  subject  to  Treasury   Regulation
            1.401(k)-1(g)(13).

            Notwithstanding the foregoing provision,

            (i) a Participant otherwise eligible shall share in such Additional or Qualified Matching Contributions for the Plan Year of (A) his Retirement, Disability or death, (B) the commencement of a Leave of Absence authorized by the Company,
                  (C) his transfer to another business entity by the Company, even if the Participant is not in the employ of the Company on the last business day of such Plan Year.

            (ii) the amount of any "excess Flex Dollars" that were contributed to the Plan from the Nokia Benefits By Choice Plan as Elective Deferral Contributions are not eligible for Additional Qualified Matching Contributions.

      (d)   Retirement Contributions

            (i) For each Plan Year, the Company shall contribute to the Plan such amount as it shall determine, which amount shall be credited as of the end of the Plan Year. The Company's Retirement Contribution shall be allocated to all Participants in the same proportion that each Participant's Compensation bears to the Compensation of all Participants.

            (ii)

                  (A) Except as provided in Sections 3.03(d)(ii)(B) and 14.12 of this Plan, no person shall share in any Employer Contributions pursuant to Section 3.03 of this Plan for any Plan Year in which he is credited with less than one thousand (1,000) Hours of Service or is not employed on the last day of the Plan Year.

                  (B) Notwithstanding the foregoing provision, a Participant shall be entitled to a share of the Company's Retirement Contributions for the Plan Year of (x) his Retirement, Disability or death, (y) the commencement or end of a Leave of Absence authorized by the Company (including for reason of military service within the contemplation of Section 14.12 hereof) or (z) his transfer by the Company to another business entity in the United States, even if the Participant is not in the employ of the Company on the last business day of such Plan Year or does not complete 1,000 Hours of Employment during such Plan Year. A Participant shall not share in the allocation of the Company's Retirement Contributions for any Plan Year during which he terminated his employment for reasons other than specified in (x), (y) or (z), even if he had completed one thousand (1,000) Hours of Employment with the Company during such Plan Year.

                  (C) In addition, alien Employees who have been seconded to the United States from non-United States subsidiaries or affiliates of Nokia Oyj who participate in a pension plan or program in their home country and who receive service credit for purposes of that plan or program during their United States employment shall not be permitted to share in the Retirement Contributions made to the Plan, and their Compensation shall not be counted or otherwise taken into account in determining the amount of the Retirement Contribution for any Plan Year.

                  (D) Notwithstanding the above, in the event the Plan fails to meet the requirements of sections 401(a)(26) or
                        410(b) of the Code, those Participants who are in the employ of the Company as of the last business day of the Plan Year but who did not complete one thousand (1,000) Hours of Employment during such Plan Year shall share in the allocation of the Company's Retirement Contribution to the extent necessary by progressively including those Participants with the greatest number of Hours of Employment until such requirements are met. If, after the inclusion of such Participants, the requirements still are not met, those Participants who are not in the employ of the Company on the last business day of the Plan Year shall share in the allocation of the Company's Retirement Contribution to the extent necessary by progressively including those Participants with the greatest number of Hours of Employment to a minimum of five hundred one (501) such hours until such requirements are met.

      (e) Qualified Nonelective Contributions - such amount as the Company shall determine for any Plan Year, which shall be allocated to those Participants who are Nonhighly Compensated Employees in the same proportion that his Compensation bears to the aggregate Compensation of all such Participants for such Plan Year, provided the Participant is in the employ of the Company on the last business day of such Plan Year, which amount shall be credited at the end of the Plan Year.

3.04 Voluntary After-Tax Contributions
     ---------------------------------

      (a) Effective January 1, 1989, Voluntary After-Tax Contributions shall be neither required nor permitted.

      (b) Notwithstanding the above, effective January 1, 1997, Voluntary After-Tax Contributions shall be permitted solely with respect to those Participants who are working outside the United States on temporary assignments ("Seconded Participants"), whether for a participating Employer or a non-United States subsidiary or affiliate of Nokia Oyj (collectively, "Nokia Abroad"), who have determined that, because of international tax laws, Voluntary After-Tax Contributions will provide a greater benefit to the Participant than Elective Deferral Contributions. Each such Seconded Participant may, when first eligible or at any time thereafter, voluntarily elect to contribute, on an after-tax basis, through pay reduction each payroll period, no less than 1% nor more than 50%, in whole percentages of that portion of his Compensation attributable to such payroll period, subject to the limitations of Subsection (c) of Section 3.01. Such After-Tax Contributions shall be paid to the Trustee as soon as practicable following the date on which such amounts would otherwise have been paid to the Seconded Participant, but in no event beyond the 15th business day of the month following the month in which the Seconded Participant made his deferral. Notwithstanding the foregoing, no Participant shall be permitted to make a Voluntary After-Tax Contribution if such contribution would exceed any limit under the Plan or the Code applicable to Elective Deferral Contributions.

      (c) A Participant may elect to withdraw his Voluntary After-Tax Contributions from his Voluntary After-Tax Contribution Account and the actual earnings thereon in a manner which is consistent with and satisfies the provisions of this Plan, including, but not limited to, all notice and consent requirements of sections 417 and 411(a)(11) of the Code and the Treasury Regulations promulgated thereunder.

            In the event such a withdrawal is made, or in the event a Participant has received a hardship distribution from his Elective Account pursuant to this Plan or pursuant to Treasury Regulation 1.401(k)-1(d)(2)(iv)(B) from any other Plan, if any, maintained by the Employer, then such Participant shall be barred from making any Voluntary After-Tax Contributions to the Trust for a period of six
            (6) months after the receipt of the withdrawal or distribution.

      (d) At Normal Retirement Date, or such other date when the Participant or his Beneficiary shall be entitled to receive benefits, the fair market value of the Voluntary After-Tax Contribution shall be used to provide additional benefits to the Participant or his Beneficiary.

      (e) The Committee may direct that Voluntary After-Tax Contributions made after a Valuation Date be segregated into a separate account for each Participant in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short term debt security acceptable to the Trustee until such time as the allocations pursuant to this Plan have been made, at which time they may remain segregated or be invested as part of the general Trust Fund, to be determined by the Administrator.

3.05 Contribution Changes
     --------------------

      A Participant may, subject to the minimum and maximum percentages as specified in Section 3.01, increase or reduce the percentage rate of his Elective Deferral Contributions on any business day, effective the first payroll period that is administratively feasible, by any method approved by the Committee.

3.06 Discontinuance of Contributions
     -------------------------------

      (a) A Participant may discontinue his Elective Deferral Contributions on any business day, effective the first payroll that is administratively feasible, by any method approved by the Committee for such purpose.

      (b) A Participant may resume his Elective Deferral Contributions as of the first payroll following his election to do so, by any method approved by the Committee for such purpose.

      (c)   The   discontinuance   of  Elective  Deferral   Contributions   will
            automatically    include   a   discontinuance    of   the   Matching
            Contributions.

3.07 Rollover Contributions from Other Qualified Plans.
     -------------------------------------------------

      (a) Any Eligible Employee may make a rollover contribution to the Trust Fund of all or any portion of the entire amount (including money or any other property acceptable to the Committee and Trustee) which is an eligible rollover distribution, as defined in section 402(c)(4) of the Code and temporary Treasury Regulation 1.402(C)-2T, Q&A 3 and 4, provided such rollover contribution is either (i) a direct transfer from another qualified plan or (ii) received on or before the 60th day immediately following the date the Employee received such distribution from a qualified plan or conduit Individual Retirement Account or Annuity. Effective July 1, 1997, rollover contributions may only be made by Eligible Employees who otherwise have satisfied the eligibility requirements of the Plan and who have become Participants in the Plan eligible to make Elective Deferrals and to receive Company Contributions.

            A Participant wishing to make a rollover contribution to the Trust Fund must complete and sign the Plan's rollover request form and provide such evidence as is requested by the Committee, including evidence supporting the satisfaction of the remaining provisions of this Section.

      (b) The distribution intended to be rolled over must be an eligible rollover distribution from a

            (i) qualified trust, as verified by written evidence from the administrator of the distributing Plan:

            (ii) conduit IRA, as verified in writing by the custodian or insurance company that the original distribution from the qualified trust was an eligible rollover distribution; or

            (iii) qualified  trust  as a  direct  rollover  as  provided  for in section 402(c) of the Code.

      (c) The Committee shall credit the fair market value of any rollover contribution and investment earnings attributable thereto to the Participant's Rollover Account. Such rollover contributions shall not be considered annual additions for purposes of Section 4.03.

      (d) An Eligible Employee who becomes a Participant prior to July 1, 1997, by virtue of the acceptance of such rollover contribution, but who is not otherwise eligible for participation in accordance with
            Section 2.01, shall not be entitled to make contributions or share in any Company contribution allocated in accordance with this
            Article 3 or Article 11.

      (e)   Effective January 1, 2002, the following rollover rules shall apply:

            (i) Direct Rollovers: The plan will accept a direct rollover of an eligible rollover distribution from: (a) a qualified plan described in section 401(a) or 403(a) of the Code, excluding after-tax employee contributions, (b) an annuity contract described in section 403(b) of the Code, excluding after-tax employee contributions, and (c) an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

            (ii) Participant Rollover Contributions from Other Plans: The plan will accept a participant contribution of an eligible rollover distribution from: (a) a qualified plan described in section 401(a) or 403(a) of the Code, (b) an annuity contract described in section 403(b) of the Code, and (c) an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

            (iii) Participant  Rollover  Contributions from IRAs: The plan: will accept a participant rollover contribution of the portion of a distribution from an individual retirement account or annuity described in section 408(a) or 408(b) of the Code that is eligible to be rolled over and would otherwise be includible in gross income.

3.08 Transfer of Assets from Other Qualified Plans.
     ---------------------------------------------

      (a) The Committee may accept the direct transfer to the Trust Fund from another qualified trust fund of those assets (including money or any other property acceptable to the Committee and Trustee) attributable to a Participant's participation in any qualified plan to which such trust relates. Such transferred amounts shall not be considered annual additions for purposes of Section 4.03. Prior to July 1, 1997, direct transfers may be accepted by the Committee on behalf of any Eligible Employee upon commencement of employment.

      (b)   The  amount  transferred  shall  be  credited  to the  Participant's
            Accounts as determined by the Committee, taking into account the applicable vesting schedules, amounts subject to special tax treatment and withdrawal rules. Additional Transfer Accounts will be established, if required, to accommodate these objectives.

      (c)   An  Eligible  Employee  who  becomes  a  Participant  by virtue of a transfer of assets, but who is not otherwise eligible for participation in accordance with Section 2.01, shall not be entitled to make contributions or share in any Company contribution allocated in accordance with this Article 3 or Article 11.

      (d) The Committee may promulgate specific rules and regulations governing all aspects of this Section but until promulgated, all other provisions of the Plan shall be applicable based on the Account to which such assets were transferred.

3.09  Deposit of Contributions; Delay in Payments.
      -------------------------------------------

      (a) The Company shall deposit the Elective Deferral Contributions and After Tax Contributions with the Trustee as soon as practicable following the date on which such amounts would otherwise have been paid to the Participant, but in no event beyond the fifteenth (15th) business day of the month following the month in which the Participant made his deferral.

      (b) All other Company contributions to the Plan for each Plan Year shall be made within the time required by law in order to obtain a deduction of the amount of such payment for federal income tax purposes for such Plan Year, as determined under applicable provisions of the Code.

      (c) In the event of any delay in payment or in determination of the amount to be paid, the Employer shall nevertheless pay to the Trustee the contribution as determined by the Employer as provided above as soon as may be practicable and any such delay shall not be considered as any modification of the Employer's obligation to contribute the amount so determined.


                                    ARTICLE 4
                                    ---------

                            CONTRIBUTION LIMITATIONS
                            ------------------------

4.01 Limitation on Elective Deferral Contributions.
     ---------------------------------------------

      Each Participant's Elective Deferral Contributions under Section 3.01, when added to any additional elective deferrals, as defined in section 402(g) of the Code, under all other plans maintained by the Employer, shall be limited to $15,000 during any calendar year, adjusted annually for increases in the cost-of-living in accordance with section 415(d) of the Code, or such other maximum permitted under section 402(g) of the Code.

      To the extent a Participant's Elective Deferral Contributions exceed the above limitation, the Employer will notify the Plan of such excess and such amount will be designated as an excess deferral. Such excess deferral will be distributed to such Participant with investment experience no later than April 15 following the close of the calendar year to which such excess relates. Such excess may be distributed prior to the close of the calendar year of reference provided the correcting distribution is made after the date on which the Plan received the excess deferral and is specifically designated as an excess deferral. Investment experience will be determined in accordance with Section 4.04 below.

4.02 Limitation on Elective Deferral and Matching Contributions
     ----------------------------------------------------------

      (a) The Actual Deferral Percentage of Highly Compensated Employees in the Testing Group for any Plan Year shall be limited to the greater of

            (i) the Actual Deferral Percentage for the Nonhighly Compensated Employees in the Testing Group multiplied by 1.25; or

            (ii) the Actual Deferral Percentage for the Nonhighly Compensated Employees in the Testing Group multiplied by 2.00, provided, however, that the Actual Deferral Percentage for the Highly Compensated Employees in the Testing Group may not exceed the Actual Deferral Percentage for such Nonhighly Compensated Employees by more than two (2) percentage points.

      (b) The Actual Contribution Percentage of Highly Compensated Employees in the Testing Group for any Plan Year shall be limited to the greater of

            (i) the Actual Contribution Percentage for Nonhighly Compensated Employees in the Testing Group multiplied by 1.25; or

            (ii) the Actual Contribution Percentage for Nonhighly Compensated Employees in the Testing Group multiplied by 2.00, provided, however, that the Actual Contribution Percentage for the Highly Compensated Employees in the Testing Group may not exceed the Actual Contribution

                  Percentage for such Nonhighly Compensated Employees by more than two (2) Percentage points.

      (c)

            (i) To the extent the otherwise applicable Elective Deferral and Matching Contributions for any Plan Year must be limited due to the restrictions described in Subsections (a) and (b), such limitations shall be applied to the Highly Compensated Employees' Elective Deferral and/or Matching Contribution percentages, whichever applicable beginning with the highest of dollar amounts until the limitations are met.

            (ii) Any excess Elective Deferral Contributions that result from the above limitations shall be refunded to such Highly Compensated Employees with investment experience, no later than the last day of the Plan Year subsequent to the Plan Year to which the excess relates. The limitation on Matching Contributions is effected by limiting the otherwise applicable Matching Contributions in accordance with Subsection 3.03(a).

            (iii) Investment  experience  shall  equal the sum of the  allocable gain or loss for the Plan Year, and effective January 1, 2006, any allocable gain or loss for the period between the end of the Plan Year and the date of the corrective distribution (i.e., the "gap period"). Income for the Plan Year and any gap period shall be calculated under any reasonable method as determined by the Committee (or its Administrative Delegate), provided that such method is used for allocating income to Participant's Accounts and is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year.

      (d)   Definitions and Special Rules

            (i) The Actual Deferral Percentage for the Highly Compensated Employees and Nonhighly Compensated Employees for a Plan Year shall be the average of the ratios (calculated separately for each such Employee in the Testing Group) of

                  (A) the amount of contributions credited to the Elective Deferral Contribution Account on behalf of each such Employee in the Testing Group during such Plan Year, to

                  (B) the Compensation of each such Employee in the Testing Group for such Plan Year.

                        For purposes of the above, Qualified Matching Contributions and Qualified Nonelective Contributions may be taken into account in determining the Actual Deferral Percentage for each Employee in the Testing Group for such Plan Year provided such amounts comply with the provisions of Treasury Regulation 1.401(k)-1(b).

                  Qualified Matching Contributions, Qualified Nonelective Contributions and Elective Deferral Contributions included in the calculation of the Actual Contribution Percentages will not be included in the calculation of Actual Deferral Percentages.

            (ii) The Actual Contribution Percentage for the Highly Compensated and Nonhighly Compensated Employees in the Testing Group for a Plan Year shall be the average of the ratios (calculated separately for each such Employee in the Testing Group) of

                  (A) the amount of Matching Contributions credited on behalf of each such Employee in the Testing Group during such Plan Year, to

                  (B) the Compensation of each such Employee in the Testing Group for such Plan Year.

                  For purposes of the above, Qualified Matching Contributions, Qualified Nonelective Contributions and Elective Deferral Contributions may be taken into account in determining the Actual Contribution Percentage for each Employee in the Testing Group for such Plan Year provided such amounts comply with the provisions of Treasury Regulation 1.401(m)-1(b).

                  Qualified Matching Contributions, Qualified Nonelective Contributions and Elective Deferral Contributions included in the calculation of the Actual Deferral Percentages will not be included in the calculation of Actual Contribution Percentages.

            (iii) Testing  Group shall mean the group of all Eligible  Employees eligible for participation in accordance with Section 2.01.

            (iv) All Eligible Employees in the Testing Group will be included in determining the Actual Deferral Percentages and/or the Actual Contribution Percentages, whichever is applicable. The ratio averaged into the respective percentages will be zero for any Eligible Employee in the Testing Group if the otherwise applicable numerator is zero.

            (v) All such ratios and the average of such ratios shall be calculated to the nearest one-hundredth of one percent.

            (vi) The deferral percentage and/or contribution percentage for a Plan Year for any Highly Compensated Employee who is eligible to participate under two (2) or more plans or arrangements described in section 401(a) or 401(k) of the Code that are maintained by the Employer shall be determined as if all contributions were made under a single plan.

            (vii) In the event  that this Plan  satisfies  the  requirements  of section 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such sections of the Code only if aggregated with this Plan, deferral and contribution percentages shall be determined as if all such plans were a single plan. Any other plan may be aggregated with this Plan at the discretion of the Company. Plans may be aggregated in order to satisfy section 401(k) of the Code only if they have the same Plan Year.

           (viii) The   Actual   Deferral   Percentage   Test  and   the  Actual
                  Contribution Percentage Test under this Section 4.02 shall be applied using the current year testing method.

            (ix) For the purpose of this Section 4.2(d), if a Highly Compensated Employee is a Participant under two or more cash or deferred arrangements of the Employer, all such cash or deferred arrangements shall be treated as one cash or deferred arrangement for the purpose of determining the actual deferral ratio with respect to such Highly Compensated Employee. However, if the cash or deferred arrangements have different Plan Years, this Section shall be applied by treating all cash or deferred arrangements ending with or within the same calendar year as a single arrangement.

4.03 Limitation on Allocations
     -------------------------

      (a) The "annual addition" for any Participant shall not exceed the amount determined hereunder. Annual addition shall mean the sum of Employer contributions, Employee contributions and forfeitures allocated on behalf of a Participant for a Plan Year, which is defined to be the limitation year.

            Annual additions shall also include excess deferrals, excess contributions and excess aggregate contributions, other than excess deferrals distributed in accordance with Treasury Regulation 1.402(g)-1(e)(2) or (3).

            The determination of the annual addition will be made as if all defined contribution plans of the Employer were one plan and any Participant contributions to defined benefit plans will be treated as contributions to defined contribution plans. Annual additions will be applied to the applicable Plan Year in accordance with Treasury Regulation 1.415-6(b).

            For purposes of Subsection (b)(i), annual addition shall also include amounts allocated to an individual medical account, as defined in section 415(1) of the Code which is part of a defined benefit plan maintained by the Employer and amounts derived from contributions which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee (as defined in Section 11.02) under a welfare benefit plan (as defined in section 419A(d) of the Code) maintained by the Employer.

      (b) The annual addition that may be contributed or allocated to a participant's account under the Plan for any limitation year shall not exceed the lesser of: (i) $40,000, as adjusted for increases in the cost-of-living under section 415(d) of the Code, or

            (ii) 100 percent of the participant's compensation, within the meaning of section 415(c)(3) of the Code, for the limitation year.

      (c) A Participant shall not be permitted to defer Compensation or contribute amounts, nor shall he be entitled to an allocation of any Employer contributions or forfeitures under any qualified defined contribution plan which exceeds the limitations described herein.

      (d) The limitations on allocations to a Participant's Account will be applied by limiting otherwise allocable amounts starting with the latest allocations during the limitation year. To the extent more than one type of addition is allocated as of any date, the limitation will be applied in the following order:

            (i)   forfeitures;

            (ii) Employer contributions under profit-sharing plans other than matching contributions;

            (iii) Employer  contributions  under money purchase plans other than matching contributions;

            (iv)  Employer matching contributions under money purchase plans.

            (v)   Employer matching contributions under profit-sharing plans;

            (vi)  Employee contributions; and

            (vii) elective deferrals.

            Amounts listed above which would have been added to a Participant's Account based on an allocation method specified in a Plan will be reallocated among the remaining Participants eligible to share under the Plan.

            Amounts   listed   above   which   would  have  been  added  to  the
            Participant's Account based on an individually defined entitlement will reduce the Employer's contribution commitment.

            Employee contributions and elective deferrals will be limited at the time deposited and will not be permitted to the extent the limits of this section would be violated.

            In the event annual additions on behalf of a Participant participating in more than one plan of the same type during a Plan Year are required to be limited under this Section, the limitation shall be ratably apportioned among all such plans.

      (e) Notwithstanding the above, if an excess allocation occurs as a result of

            (i)   an allocation of forfeitures;

            (ii)  a   reasonable    error   in   determining   a   Participant's
                  Compensation;

            (iii) a  reasonable  error in  determining  the  amount of  elective deferrals that may be made under this Section; or

            (iv)  any other reason acceptable to the Internal Revenue Service,

            the resulting additions to the Participant's Account will be reduced by first eliminating Employee contributions and elective deferrals to the extent otherwise required to be refunded under sections
            402(g), 401(k)(3) or 401(m)(2) of the Code. Any additional reductions permitted under this Subsection will be applied in the manner described in Subsection (e).

            However, any amounts paid to the Trust for the limitation year which are not allocated to other Participants will be held in a suspense account, without investment earnings, and allocated and reallocated in the following limitation year and, to the extent necessary, each subsequent limitation year. Allocations from a suspense account in a money purchase plan will be viewed as an allocation of accrual requirement for the year in which the amount is ultimately allocated.

            In the event a plan is terminated, suspense accounts shall revert to the Employer to the extent such accounts may not then be allocated on behalf of any remaining eligible Participants.

4.04 Distribution of Excess Deferrals
     --------------------------------

      (a) Notwithstanding any other provision of the Plan, Excess Deferral Amounts and income allocable thereto shall be distributed no later than April 15 to Participants who claim such Allocable Excess Deferral Amounts for the preceding Calendar Year.

      (b) For purposes of this Section 4.04, "Excess Deferral Amount" shall mean the amount of Elective Deferrals for a Calendar Year that the Participant allocates to this Plan pursuant to the claim procedure set forth below.

      (c) The Participant's claim shall be in writing, shall be submitted to the Committee (or its Administrative Delegate) no later than March 1, shall specify the Participant's Excess Deferral Amount for the preceding Calendar Year, and shall be accompanied by the Participant's written statement that if such amounts are not distributed, such Excess Deferral Amount, when added to amounts deferred under other plans or arrangements described in sections 401(k), 408(k) or 403(b) of the Code, exceeds the limit imposed on the Participant by Section 402(g) of the Code for the year in which the deferral occurred.

      (d) The Excess Deferral Amount distributed with respect to any Participant shall include the allocable gain or loss for the taxable year of the Participant, and effective January 1, 2006, any allocable gain or loss for the period between the end of such taxable year to the date of distribution (the "gap period"). Income allocable to the Excess Deferral Amount with respect to any Participant during the taxable year and any gap period shall be calculated under any reasonable method as determined by the Committee (or its Administrative Delegate), provided that such method is used by the Plan for allocating income to Participants' Accounts, and is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year. If the distribution of the Excess Deferral Amount occurs during the Participant's taxable year in which the Participant made the excess deferral, the income allocable to excess deferrals will be based on the allocable gain or loss from the first day of the calendar year to the date of the corrective distribution.

4.05 Distribution of Excess Contributions.
     ------------------------------------

      (a) Notwithstanding any other provision of the Plan, Excess Contributions and income allocable thereto shall be distributed no later than the last day of each Plan Year to Participants on whose behalf such Excess Contributions were made for the preceding Plan Year. (For purposes of this Plan, "Excess Contribution" shall mean the amount described in section 401(k)(8)(B) of the Code.)

      (b) The income allocable to Excess Contributions shall be determined by multiplying income allocable to the Participant's Elective Deferrals and Qualified Employer Deferral Contributions for the Plan Year by a fraction, the numerator of which is the Excess Contribution on behalf of the Participant for the preceding Plan Year and the denominator of which is the sum of the Participant's Account balances attributable to Elective Deferrals and Qualified Employer Deferral Contributions on the last day of the preceding Plan Year.

      (c) The Excess Contributions which would otherwise be distributed to the Participant shall be adjusted for income, shall be reduced, in accordance with regulations, by the amount of Excess Deferrals distributed to the Participant, and shall, if there is a loss allocable to the Excess Contributions, in no event be less than the lesser of the Participant's Account under the Plan or the Participant's Elective Deferrals and Qualified Employer Deferral Contributions for the Plan Year.

      (d) The Excess Deferral Amount distributed with respect to any Participant shall include the allocable gain or loss for the taxable year of the Participant, and effective January 1, 2006, any allocable gain or loss for the period between the end of such taxable year to the date of distribution (the "gap period"). Income allocable to the Excess Deferral Amount with respect to any Participant during the taxable year and any gap period shall be calculated under any reasonable method as determined by the Committee (or its Administrative Delegate), provided that such method is used by the Plan for allocating income to Participants' Accounts, and is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year. If the distribution of the Excess Deferral Amount occurs during the Participant's taxable year in which the Participant made the excess deferral, the income allocable to excess deferrals will be based on the allocable gain or loss from the first day of the calendar year to the date of the corrective distribution.

      (e) Amounts distributed under this Section 4.05 shall first be treated as distributions from the Participant's Elective Deferral Account and shall be treated as distributed from the Participant's Qualified Employer Deferral Contribution Account only to the extent such Excess Contributions exceed the balance in the Participant's Elective Deferral Account.

4.06 Distribution of Excess Aggregate Contributions.
     ----------------------------------------------

      (a) Excess Aggregate Contributions and income allocable thereto shall be forfeited, if otherwise forfeitable under the terms of this Plan, or if not forfeitable, distributed no later than the last day of each Plan Year to Participants to whose Accounts Matching Contributions, if applicable to the Employer's Plan, were allocated for the preceding Plan Year. Instead, the rules under section 401(m) of the Code may be satisfied by increasing Matching Contributions for the benefit of Non-Highly Compensated Employees only.

      (b) For purposes of this Plan, "Excess Aggregate Contributions" shall mean the amount described in section 401(m)(6)(B) of the Code.

      (c) The income allocable to Excess Aggregate Contributions with respect to any Participant shall equal the sum of the allocable gain or loss for the Plan Year, and effective January 1, 2006, any allocable gain or loss for the period between the end of the Plan Year and the date of the forfeiture or corrective distribution (the "gap period"). Income allocable to Excess Aggregate Contributions for the Plan Year and any gap period shall be calculated under any reasonable method as determined by the Committee (or its Administrative Delegate), provided that such method is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year. Any Excess Aggregate Contributions made to the Plan shall be taken into account as employer contributions to the extent required in applicable IRS regulations.

      (d) Amounts distributed under this Section 4.06 shall first be treated as distributions from the Participant's Elective Deferral Account and shall be treated as distributed from the Participant's Qualified Employer Deferral Contribution Account only to the extent such Excess Contributions exceed the balance in the Participant's Elective Deferral Account.

4.07 Incorporation by Reference.
     --------------------------

      The limitations of Internal Revenue Code Sections 401(k), 401(m) and 414(v) are hereby incorporated by reference. Articles 5 of the Plan sets forth the basic requirements of Code Sections 401(k) and (m) and Section
      414(v).  In the  event of any  conflict  between  the  provisions  of this
      Article 5 and the Section 401(k), 401((m) and/or 414(v) requirements, the provisions of Sections 401(k), 401(m) and 414(v) and regulations thereunder shall govern. The Plan also incorporates by reference any subsequent IRS guidance applicable under these Code provisions.

4.08 Allocation of Forfeitures.
     -------------------------

      Amounts forfeited by Highly Compensated Employees under Section 4.06 shall be treated as Annual Additions under Section 4.03 of this Plan and applied to increase the Account balances of other Participants. Notwithstanding the foregoing, no forfeitures arising under Section 4.06 shall be allocated to the Account of any Highly Compensated Employee.

                                    ARTICLE 5
                                    ---------
                  MAINTENANCE OF ACCOUNTS, INVESTMENT FUNDS AND
                  ---------------------------------------------
                           VALUATION OF THE TRUST FUND
                           ---------------------------


5.01 Maintenance of Accounts.
     -----------------------

      The Committee shall establish and maintain a separate Account in the name of each Participant to which it shall credit all amounts contributed in accordance with Articles 3 and 11.

5.02 Investment Election.
     -------------------

      (a) Initial Election - Each Participant shall designate one or more of the investment funds established in accordance with Section 5.03 for the investment of his Account. The percentage elected for investment in any one of the investment funds must be a multiple of one percent (1%), and the same percentage shall be applied equally to each of the Participant's Accounts.

      (b) Subsequent Election - A Participant may, on any business day and by any method approved by the Committee, change his investment fund election with respect to subsequent contributions but, until changed, an investment fund election, once made, shall remain in effect for all subsequent Plan Years. Such change will become effective the first payroll period as is administratively feasible thereafter.

      (c) Transfer Election - A Participant may, on any business day and by any method approved by the Committee, elect a change in investment funds applicable to his then existing Accounts, provided such change
            (i) is effected in percentages, dollars or shares, (ii) is applied to the ending balance determined as of the applicable Valuation Date and (iii) is applicable equally to each of the Participant's Accounts.

      (d) Additional Rules and Regulations - The Committee may promulgate any additional rules and regulations it deems necessary or appropriate to govern all aspects of this Section.

5.03 Investment Funds
     ----------------

      The Trust Fund shall be divided into such investment funds as designated by the Committee and approved by the Trustee for the investment of all Accounts, which shall be administered as a unit.

5.04 Valuation of Trust Fund
     -----------------------

      (a) The Trust Fund shall be valued by the Trustee as of each Valuation Date on the basis of its fair market value.

      (b) The Trust Fund may also be valued by the Trustee as of any other date as the Committee may authorize for any reason the Committee deems appropriate.

5.05 Allocation of Investment Earnings and Expenses
     ----------------------------------------------

      Following each valuation of the Trust Fund, the Trustee shall allocate net gains or losses, and process additions to and withdrawals from Participant Account balances in the following manner:

      (a) The Trustee shall first compute the fair market value of securities and/or the other assets comprising each investment fund designated by the Committee for direction of investment by the Participants of this Plan. Each Account balance shall be adjusted each business day by applying the closing market price of the investment fund on the current business day to the share/unit balance of the investment fund as of the close of business on the current business day.

      (b) The Trustee then shall account for any requests for additions or withdrawals made to or from a specific designated investment fund by any participants, including allocations of contributions and forfeitures. In completing the valuation procedure described above, such adjustments in the amounts credited to such accounts shall be made on the business day to which the investment activity relates. Contributions received by the Trustee pursuant to this Plan shall not be taken into account until the Valuation Date coincident with or next following the date such Contribution was both actually paid to the Trustee and allocated among the accounts of Participants.

      (c) Notwithstanding Subsections (a) and (b) above, in the event a pooled investment fund is created as a designated fund for Participant investment election in this Plan, valuation of the pooled investment fund and allocation of earnings of the pooled investment fund shall be governed by the Administrative Services Agreement for such pooled investment fund. The provisions of any such Administrative Services Agreement shall be deemed a part of this Plan.

      It is intended that this Section 5.05 operate to distribute among each Participant Account in the Trust Fund, all income of the Trust Fund and changes in the value of assets of the Trust Fund.

                                    ARTICLE 6
                                    ---------
                           DISTRIBUTIONS FROM THE PLAN
                           ---------------------------


6.01 Retirement Dates
     ----------------

      (a) Normal Retirement Date. A Participant may retire from active service with the Employer on his Normal Retirement Date. Upon reaching Normal Retirement Date (age 65), a Participant shall be 100% vested in the value of his Matching Contributions Account and his Retirement Contributions Account.

      (b) Early Retirement Date. A Participant may retire from active service with the Employer on his Early Retirement Date, which shall be the first day of any month coincident or next following attainment of age fifty five (55) and completion of four (4) Years of Service, at which time a Participant shall be 100% vested in the value of his Matching Contributions Accounts and his Retirement Contributions Account.

      (c) Late Retirement Date. Any Participant who defers his retirement date beyond his Normal Retirement Date in accordance with applicable law shall continue to be a Participant for all purposes of the Plan, provided that the interest of each Participant must be distributed commencing no later than the April 1 following the Participant's taxable year in which he attains the age of seventy and one half (70 1/2). Notwithstanding the above, a Participant who continues in active service with the Employer beyond the date he attains age seventy and one half (70 1/2) may elect to defer commencement of the distribution of his Account until the first day of the month following his termination of service.

6.02 Retirement Distributions.
     ------------------------

      All Participants shall receive the value of their accounts in a lump sum and no spousal consent shall be required for any distribution. A Participant's account shall be valued for distribution purposes as of the Valuation Date immediately preceding the date on which the Participant's distribution commences.

6.03 Death Benefits
     --------------

      (a) A Participant shall be fully vested in his Matching Contribution Account and Retirement Contribution Account upon his death prior to his termination of employment.

      (b) If the Participant dies after distribution of his interest has commenced, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Participant's death.

      (c) If the Participant dies before distribution of his interest commences, the Participant's entire interest will be distributed in a lump sum no later than five (5) years after the Participant's death except to the extent that an election is made to receive distributions in accordance with (1) or
            (2) below:

            (i) for any distributions commencing prior to April 2, 2002, distributions may be made in substantially equal installments over the life or life expectancy of the designated Beneficiary commencing no later than one (1) year after the Participant's death; or

            (ii) if the Beneficiary is the Participant's surviving spouse, the date distributions are required to begin shall not be earlier than the date on which the Participant would have attained age seventy and one-half (70 1/2), and, if the spouse dies before payments begin, subsequent distributions shall be made as if the spouse had been the Participant.

      (d) For purpose of Section 6.03(c)(i) of the Plan, payments will be calculated by use of the return multiples specified in Section 1.72-9 of the Treasury Regulations promulgated under the Code. Life expectancy of a surviving spouse may be recalculated annually; however, in the case of any other designated Beneficiary, such life expectancy will be calculated at the time payment first commences without further recalculation.

      (e) For purposes of this Section 6.03, any amount paid to a minor child of the Participant will be treated as if it had been paid to the surviving spouse if the amount becomes payable to the surviving spouse when the child reaches the age of majority.

6.04 Beneficiary Designation
     -----------------------

      (a) Each Participant may designate one or more Beneficiaries, including contingent Beneficiaries, who shall receive the amount payable on behalf of such Participant under provisions of this Plan upon the Participant's death; provided, however, that in the case of a married Participant, the Participant's Protected Spouse must be designated as the Beneficiary, unless the Protected Spouse provides written, notarized consent to the designation of another Beneficiary on a form provided by the Committee. Such designation shall be made in writing, notarized, and in such manner as the Committee shall determine. A Participant may change such designation at any time and may revoke such designation, subject in either case to the requirement of spousal consent in the case of a married Participant.

      (b) If a Participant dies without having designated a Beneficiary, or if none of the designated Beneficiaries survives the Participant, or if the Committee is in doubt as to the effective status of a Beneficiary designation following reasonable inquiry, then, except as may be required by Section 6.02(b), the Committee shall direct the Trustee to make payment of all amounts payable with respect to such Participant in one lump sum payment, in cash, as follows:

            (i)   to the Participant's surviving Protected Spouse, or, if none,

            (ii) in equal shares to the Participant's children, the issue of any deceased children to take by right of representation the share to which such child would have been entitled if surviving, or, if no such children or issue,

            (iii) to  the  duly  appointed  executor  or  administrator  of  the
                  Participant's estate.

6.05 Disability Retirement
     ---------------------

      (a) If the Committee shall determine that a Participant is unable to continue in the employ of the Employer by reason of the Disability of such Participant, the Employer may, at the request of the Participant or his authorized representative, direct the Trustee to apply the amount standing to the credit of such Employee's Accounts to payment pursuant to the provisions of Section 6.02.

      (b) A Participant shall be fully vested in his Matching Contribution Account and his Retirement Contribution Account upon satisfying the requirements for Disability Retirement.

      (c) If any Disabled Participant returns to the employ of the Employer, he shall become an active Participant upon completion of an Hour of Service, and such Participant's Service before and after his Disability shall be aggregated for purposes of Sections 3.2 and 3.3(b) of this Plan.

6.06 In-Service Distributions
     ------------------------

      (a) In-Service Withdrawal Rules. In-Service Withdrawals shall be subject to the following requirements:

            (i) In-Service Distributions are only available from the Accounts specified in this Section 6.06 for such In-Service
                  Distributions, and will be made in accordance with rules established by the Company.

            (ii) A Participant is not limited in the number of In-Service-Distributions he may take per year. However, the minimum withdrawal amount available is $1,000, or the total value of the portions if less than $1,000.

            (iii) If  a  loan  is  outstanding  at  the  time  a  withdrawal  is requested, such withdrawal shall be permitted only to the extent that the remaining vested balances in the Participant's Accounts are not security for an outstanding loan made pursuant to Section 13.

            (iv) An In-Service Distribution will be made as soon as practicable following a request for such a distribution, based on the value of the Participant's Accounts as of the Valuation Date immediately preceding such distribution. Except for distribution on account of Financial Hardship, such a distribution will not limit the ability of the Participant to continue making contributions pursuant to the deferral election form on file with the Committee or limit the ability of the Participant to enter into new deferral election form for so long as the Participant shall remain in the employ of the Employer.

      (b)   Age 59 1/2 In-Service Distributions

            (i) A Participant who has attained age 59 1/2 may, while remaining in the active employ of the Employer and in accordance with procedures established by the Committee, apply at any time thereafter prior to Retirement (as defined in Section 6.01) for a distribution from his Accounts, to the extent such Accounts are not security for an outstanding loan made pursuant to Section 13, and to the extent such Accounts are available for such Age 59 1/2 In-Service Distribution.

            (ii) The following Accounts are available for Age 59 1/2 In-Service Distributions, and funds will be withdrawn pro-rata from such Accounts in the following hierarchy:

                  (A) Voluntary After-Tax Contribution Account (using the withdrawal method);

                  (B)   Rollover Account;

                  (C)   Elective Deferral Account;

                  (D)   Technophone Matching Contribution Account; and

                  (E)   Matching   Contribution  Account,  to  the  extent  100%
                        vested.

      (c)   Financial Hardship Withdrawals

            (i) The Committee may, at such time and pursuant to such terms and conditions as the Committee may establish, permit Financial Hardship Withdrawals to be made under the Plan from an Employee's Elective Deferral Account (exclusive of earnings), in the event of demonstrated hardship, which shall be limited to:

                  (A) emergency medical expenses for a Participant, spouse or dependents which are not otherwise reimbursable or covered by medical or other insurance;

                  (B) purchase of a Participant's principal residence (but not regular mortgage payments);

                  (C)   tuition   for  the   next   semester   or   quarter   of
                        post-secondary education for a Participant, spouse or dependents; and

                  (D)   preventing   foreclosure   on   or   eviction   from   a
                        Participant's principal residence.

            (ii) A Financial Hardship Withdrawal must be made on account of an immediate and heavy financial need of a Participant and the distribution must be necessary to satisfy such financial need. Such hardship distribution cannot be in excess of the amount required to relieve such financial need and cannot be reasonably available from other resources of the Participant.

                  (A) In determining whether other resources of a Participant have first been exhausted, the Committee may process such a withdrawal request without any additional documentation from the Participant if the following conditions are satisfied:

                        (I) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant;

                        (II)  The   Participant  has  already  taken  all  other
                              distributions and nontaxable loans available from all plans sponsored by the Company; and

                        (III) All  plans of the  Company  require  a  suspension
                              period of at least 6 months after the Financial Hardship Withdrawal, during which the Participant cannot make Elective Deferrals.

                  (B) In making such a determination, absent evidence to the contrary, the Committee may reasonably rely on a Participant's representation that the financial need cannot be satisfied by any of the above methods.

            (iii) The minimum  Financial  Hardship  Withdrawal shall be at least
                  $1,000. Such withdrawal may be based on the value of the Participant's Elective Deferral Account as of the Valuation Date prior to the Financial Hardship Withdrawal distribution.

            (iv) The rules and regulations that the Committee shall adopt with respect to Financial Hardship Withdrawals under this Section
                  6.06 shall be applied in a uniform and nondiscriminatory manner.

      (d)   General In-Service Withdrawals

            A Participant may, while remaining in the active employ of the Employer and in accordance with procedures rules set forth above and as established by the Committee, apply at any time prior to Retirement (as defined in Section 6.01) for a distribution from the following Accounts, to the extent such Accounts are not security for an outstanding loan made pursuant to Section 13. Funds will be withdrawn pro-rata from such Accounts in accordance with the following hierarchy:

            (A) Voluntary After-Tax Contribution Account (using the withdrawal method);

            (B)   Rollover Account;

            (C)   Technophone Matching Contribution Account; and

            (D) Matching Contribution Account, to the extent 100% vested, and to the extent that the Participant shall also have completed at least five (5) years of participation in the Plan.

6.07 Distribution Upon Termination of Employment
     -------------------------------------------

      (a) Upon the termination of a Participant's Employment with the Employer (other than by indefinite layoff or military service subject to section 414(u) of the Code and other than as provided in Sections 6.1, 6.3, or 6.5), the Participant shall become a Former Participant entitled to distribution of his Accounts as set forth in this Section.

            (i) Such Participant shall have a 100% vested interest in his Elective Deferral Contribution, Voluntary and Additional Voluntary After-Tax Contribution, Rollover, Transfer, Qualified Matching Contribution and Qualified Nonelective Contribution Accounts.

            (ii) Such Participant's vested interest in his Matching Contribution and Retirement Contribution Accounts shall be determined in accordance with the following schedules on the basis of such Participant's full Years of Service.

                  Number of Years              Percentage of Account
                  ---------------              ----------------------
                  Less than 1 full year        0%
                  1 full year                  25%
                  2 full years                 50%
                  3 full years                 75%
                  4 or more full years         100%

                  For Participants who were participants in a retirement plan merged into this Plan, the vested interest of the Accounts of all such Participants with three or more Years of Service as of the date of plan merger shall be determined in accordance with the vesting schedule and definition of year of service under the predecessor plan to the extent that such schedule provides a greater vested percentage. All other Participants shall be entitled to the vested percentage determined under the schedule in Subsection (a) above, provided that such vested percentage shall not be less than the vested percentage as determined under any predecessor plan.

            (iii) The  portion of a  Participant's  Account  which is not vested shall be forfeited on the earlier of the first business day immediately following the date on which distribution of a Participant's vested benefits is made or the last day of the Plan Year in which such Participant incurs his fifth (5th) consecutive one (1) year Break-in-Service. If a Participant does not have a vested interest in his Account, he shall be deemed to have received an immediate distribution as of the date on which such Participant terminated employment.

                  That portion of the Participant's Account which is forfeited shall be used to reduce the Employer's contributions in accordance with Section 3.03 or to pay Plan expenses. Pending their use, forfeitures will be invested as the Committee directs.

            (iv) The Committee shall direct the Trustee to make distribution to a terminated Participant of the entire benefit to which such terminated Participant is entitled in accordance with one of the methods described in Section 6.02. Distribution of the funds due to a Former Participant shall be made as soon as practicable following his termination of employment, but no later than the period described in Section 6.09 hereof. However, a Former Participant's benefits may not be paid without his written consent if the total value exceeds (or has ever exceeded) $1,000.

            (v) The Committee shall notify the Trustee of the date on which a Participant shall have become a Former Participant and of the amounts, if any, payable to him under this Section 6, and shall direct the Trustee regarding the time and manner of payment.

            (vi) Whenever any distribution shall be made to or in behalf of a Participant in accordance with the provisions of Section 6, his Account shall be charged with the amount of such distribution. Whenever part or all of the amount standing to the credit of a Participant's Account is to be segregated into a separate Account for a terminated Participant in accordance with Section 6.8 of this Plan, the Account shall be charged with the amount so applied or segregated. Effective July 1, 1997, separated segregated Accounts will not be set up for terminated Participants.

      (b) A Former Participant with deferred Accounts shall be advised at least annually of the value of his Account balance which has been so set aside.

      (c) If any Former Participant shall be reemployed by the Employer before five (5) consecutive 1-Year Breaks in Service have elapsed, and such Former Participant had received a distribution of his entire vested Employer Matching and Discretionary Contributions Account prior to his reemployment, the forfeited portions of such Account shall be reinstated only if he repays the full amount distributed to him before the earlier of five (5) years after the first date on which the Participant is subsequently reemployed by the Employer or the close of the first  period  of five (5)  consecutive  1-Year  Breaks  in  Service commencing after the distribution. In the event the Former Participant does repay the full amount distributed to him, the undistributed portion of the Participant's Account shall be restored in full, unadjusted by any gains or losses occurring subsequent to the Valuation Date preceding his distribution.

      (d) The determination of the amount to which a Participant whose employment is terminated is entitled to shall be made by the Committee, and the Committee's determination shall be conclusive and binding upon all persons. If a distribution is made at a time when a Participant has a nonforfeitable right to less than one hundred percent (100%) of the Account balances derived from Employer Matching and/or Discretionary Contributions:

            (i)   Such   Participant's   Account  will   continue  to  hold  the
                  Participant's interest in the Plan as of the time of the distribution, and

            (ii) At any relevant time the Participant's nonforfeitable portion of such Account will be equal to an amount ("X") determined by the following formula:

                           X = P(AB + (RxD)) - (R x D)

            For purposes of applying the formula: P is the nonforfeitable percentage at the relevant time, AB is the Account balance at the relevant time, D is the amount of the distribution, and R is the ratio of the Account balance at the relevant time to the Account balance after distribution.

6.08 Segregated Accounts
     -------------------

      (a) Upon receipt of notification from the Committee that distribution of the Accounts of a Former Participant will be deferred, the Trustee shall segregate the Former Participant's Account balance, or so much thereof as he is entitled to receive, from the Accounts of other Participants, and the Trustee may keep the unpaid balance of such Account invested for the benefit of the Former Participant in the Trust Fund, but without sharing in subsequent Company Contributions or forfeitures. Prior to July 1, 1997, the Committee also may direct the Trustee to invest such segregated accounts in interest drawing accounts in a federal or state chartered bank or savings institution, in obligations of the United States Government, in the units of common or pooled or group investment funds or similar funds managed by a bank and permitted under existing or future rulings of the United States Treasury Department, or in shares of mutual funds under dividend reinvestment accounts or otherwise.

      (b) Effective July 1, 1997, separate segregated Accounts will not be established for Former Participants; their Participant Accounts in the Trust Fund will continue to be invested in accordance with their directions in the funds selected for such purpose by the Company (or in default of such directions, in such fund(s) as the

            Committee shall direct), but shall not be entitled to share in subsequent Company contributions or forfeitures.

6.09 Payment of Benefits; Timing
     ---------------------------

      (a) Payment of benefits attributable to Employee Deferrals either to Participants who have terminated employment, retired or become disabled, or to Beneficiaries of deceased Participants shall be made as soon as possible following the Termination, Retirement, Disability or death of a Participant, but, except as provided in
            Section 9.10(b), below, not later than sixty (60) days following the close of the Plan Year in which such Termination, Retirement, Disability or death occurred. A Participant shall not be deemed to have terminated employment so long as the Participant is employed by any business entity that is in a Controlled or Affiliated Service Group with Nokia Inc., even if the Participant ceases to be an Eligible Employee.

      (b) If the amount of benefit required to commence on the commencement dates specified in Section 6.09(a) above cannot be ascertained by any such date, payment shall be made not later than sixty (60) days after the earliest date on which the amount of benefit can be ascertained under the Plan and related Trust.

      (c) Notwithstanding the above, the Account balance of an Participant or Former Participant must be distributed or commence to be distributed in accordance with the minimum distribution requirements contained in Article 15 of the Plan.

6.10 Direct Rollovers
     ----------------

      (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

      (b)   Definitions.

            (i) Eligible Rollover Distribution: An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include (A) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of ten (10) years or more; (B) any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and (C) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities). Effective for calendar years beginning on and after January 1, 1999, hardship distributions as described in Code Section 401(k)(2)(B)(i)(IV), which are attributable to the Participant's elective contributions under Treasury Regulation 1.401(k)-1(d)(2)(ii), shall not be considered an eligible rollover distribution. Effective for distributions made after December 31, 2001, the definition of eligible rollover distribution shall include after-tax employee contributions. For purposes of the direct rollover provisions in the plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

            (ii) Eligible Retirement Plan: An eligible retirement plan is an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section  408(b) of the Code,  an  annuity  plan  described  in section 403(a) of the Code, or a qualified  trust described in section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity. Effective for distributions made after December 31, 2001, an eligible retirement plan shall also mean an annuity contract described in section 403(b) of the Code and an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in section 414(p) of the Code.

            (iii) Distributee:  A  distributee  includes  an  Employee or former
                  Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's Protected Spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

            (iv) Direct Rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

                                    ARTICLE 7
                                    ---------
                                CLAIM PROCEDURES
                                ----------------


7.01 Claim Procedures
     ----------------

      (a) Any request for specific information with respect to benefits under the Plan must be made to the Committee in writing by a Participant or his Beneficiary. Oral communications will not be recognized as a formal request or claim for benefits.

      (b) The Committee shall provide adequate notice in writing to any Participant or Beneficiary whose claim for benefits under the Plan has been denied, (i) setting forth the specific reasons for such denial; specific references to pertinent plan provisions; a description of any material and information which had been requested but not received by the Committee; and, (ii) advising such Participant or beneficiary that any appeal of such adverse determination must be in writing to the Committee, within such period of time designated by the Committee but, until changed, not more than sixty (60) days after receipt of such notification, and must include a full description of the pertinent issues and basis of claim.

      (c) If the Participant or Beneficiary fails to appeal such action to the Committee in writing within the prescribed period of time, the Committee's adverse determination shall be final.

      (d) If an appeal is filed with the Committee, the Participant or Beneficiary shall submit such issues he feels are pertinent and the Committee shall re-examine all facts, make a final determination as to whether the denial of benefits is justified under the circumstances, and advise the Participant or Beneficiary in writing of its decision and the specific reasons on which such decision was based, within sixty (60) days of receipt of such written request, unless special circumstances require a reasonable extension of such sixty (60) day period. Any final determination by the Committee shall be binding on all parties. If challenged in court, such determination shall not be subject to de novo review and shall not be overturned unless proven to be arbitrary and capricious upon the evidence considered by the Committee at the time of such determination.

7.02 Proof of Claim
     --------------

      The Committee may require such proof of death and such evidence of the right of any person to receive payment of the value of the interest in the Trust Fund of a deceased Participant or a Former Participant as the Committee may deem desirable.

                                    ARTICLE 8
                                    ---------
                           ADMINISTRATION OF THE PLAN
                           --------------------------

8.01 Assignment of Administrative Authority
     --------------------------------------

      The Plan shall be administered by a Committee consisting of directors, officers, Employees, or any other individuals appointed by, and who shall serve at the pleasure of, the Board of Directors or any officer of the Company. Any Committee member may resign by delivering his written resignation to the Board of Directors or any officer of the Company and to the Committee. Vacancies in the Committee arising from resignation, death or removal shall be filled by the Board of Directors or any officer of the Company. The Board of Directors shall appoint the Trustee and may appoint an investment manager.

8.02 Organization and Operation of the Committee
     -------------------------------------------

      (a) The Committee shall act, in carrying out its duties and responsibilities, in the interest of the Participants and Beneficiaries with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of like character and aims.

      (b) The Committee shall act by a majority of its members unless unanimous consent is required by the Plan or by unanimous approval of its members if there are two or fewer members in office at the time. In the event of a Committee deadlock, the Committee shall determine the method for resolving such deadlock. If there are two or more Committee members, no member shall act upon any question pertaining solely to himself, and the other member or members shall make any determination required by the Plan in respect thereof.

      (c) The Committee may authorize any one or more of its members to execute documents on behalf of the Committee and shall notify the Trustee in writing of such action and the name or names of the member or members so designated.

      (d) The Committee, may, by unanimous consent, delegate specific authority and responsibilities to one or more of its members. The member or members so designated shall be solely liable, jointly and severally, for their acts or omissions with respect to such delegated authority and responsibilities. Except as provided under Subsection 8.06(b), members not so designated shall be relieved from liability for any act or omission resulting from such delegation.

      (e) The Committee shall endeavor not to engage in any prohibited transactions, as specified in the Employee Retirement Income Security Act of 1974, or any successor act. However, any member of the Committee who is a Participant or Beneficiary shall not be precluded from receiving benefits payable under the Plan.

      (f) The Committee also shall have the authority and discretion to engage an Administrative Delegate who shall perform, without discretionary authority or control, administrative functions within the framework or policies, interpretations, rules, practices, and procedures made by the Committee or other Plan Fiduciary. Any action made or taken by the Administrative Delegate may be appealed by an affected Participant to the Committee in accordance with the claims review procedures provided in Section 7. Any decisions which call for interpretations of Plan provisions not previously made by the Committee shall be made only by the Committee. The Administrative Delegate shall not be considered a fiduciary with respect to the services it provides.

8.03 Authority and Responsibility
     ----------------------------

      The Committee and its delegates shall have full discretionary authority and responsibility for administration of the Plan. Such authority and responsibility shall include, but shall not be limited to, the following areas.

      (a) Appointment of qualified accountants, consultants, administrators, counsel or other persons it deems necessary or advisable, who shall serve the Committee as advisors only and shall not exercise any discretionary authority, responsibility or control with respect to the management or administration of the Plan.

            Any action of the Committee on the basis of advice, opinion, reports, etc., furnished by such qualified accountants, consultants, administrators and counsel shall be the sole responsibility of the Committee.

            Members of the Committee shall not be precluded from serving the Committee in any other capacity, provided any compensation paid for such services is reasonable.

      (b) Determination of eligibility to participate and all benefits, and resolution of all questions arising from the administration, interpretation and application of the Plan, including the determination of the validity of any Qualified Domestic Relations Order in accordance with Section 12.

      (c) Notification to the Trustee of all benefits payable under the Plan and the manner in which such benefits are to be paid.

      (d) Adoption of forms and regulations for the administration of the Plan.

      (e) Remedy of any inequity resulting from incorrect information received or communicated, or of administrative error.

      (f) Assurance that its members, the Trustee and other persons who handle funds or other property of the Trust Fund are bonded as required by law.

      (g) Settlement or compromise of any claims or debts arising from the operation of the Plan and the commencement of any legal actions or administrative proceeding.

      (h) Direction to the Trustee as to specific investments which, under the terms of the Trust Agreement, may be made only upon written direction of the Committee or which are made in accordance with specific provisions of the Plan, such as annuity or group investment contracts, loans to Participants, or earmarked investments selected by Participants.

      (i)   Action as agent for the service of legal process.

      (j)   Communication  regarding  the  liquidity  needs  of the Plan so that
            investment   discretion   can  be  exercised   to  effect   specific
            objectives.

8.04 Records and Reports
     -------------------

      (a) The Committee shall keep a record of its proceedings and acts and shall keep books of account, records and other data necessary for the proper administration of the Plan.

      (b) The Committee shall make its records available for examination by the Employer, or any Participant or Beneficiary during business hours at the principal place of business of the Company. However, a Participant or Beneficiary may examine only records pertaining exclusively to himself and such other records specified by law.

      (c) The Committee shall make available to any Participant or Beneficiary any material required by law without cost. The Committee may, upon written request by any Participant or Beneficiary, provide copies of such material as it deems appropriate and shall furnish copies of such material required by law. The Participant or Beneficiary may be required to pay the reasonable cost as determined by the Committee of preparing and furnishing such material or the cost as prescribed by law.

8.05 Required Information.
     --------------------

      The Company and Participants or Beneficiaries entitled to benefits shall furnish forms, including but not limited to annuity applications, and any information or evidence, as requested by the Committee for the proper administration of the Plan. Failure on the part of any Participant or Beneficiary to comply with such request within a reasonable period of time shall be sufficient grounds for delay in the payment of benefits until the information or evidence requested is received.

8.06 Fiduciary Liability
     -------------------

      (a) A member of the Committee who breaches the responsibilities, obligations, or duties imposed by law shall be liable to the Plan for any losses resulting from such breach.

      (b) A member of the Committee shall be liable for a breach of fiduciary responsibility by another Committee member or Trustee, with respect to the Plan or Trust Fund, under the following circumstances.

            (i) The member knowingly participates in or undertakes to conceal an act or omission of another member of the Committee or Trustee, with knowledge that the act or omission is such a breach.

            (ii) The member's failure to comply with Subsection 8.02(a) has enabled another member or Trustee to commit such a breach.

            (iii) The member has knowledge of such a breach by another member or
                  Trustee and does not make reasonable efforts under the circumstances to remedy the breach.

8.07 Payment of Expenses
     -------------------

      Those members of the Committee who are full-time paid employees of the Company shall serve without compensation. The expenses of the Committee, including reasonable compensation as may be agreed upon in writing between the Company and the Committee for members of the Committee who are not full-time employees of the Company, shall be deemed administrative expenses payable in accordance with Article 3.

8.08 Indemnification.
     ---------------

      The Company shall indemnify members of the Committee against personal financial loss resulting from liability incurred in the administration of the Plan, unless such liability and loss were caused by such individual's gross negligence or willful misconduct.

8.09 Payment of Expenses
     -------------------

      All fees and expenses incurred by the Plan for its ordinary and necessary administration and operation, including taxes, brokerage commissions and registration charges, shall be paid from the Trust Fund with each Participant bearing his or her allocable portion of such fees and expenses (as determined by the Company); provided, however, that the Company may elect to pay the allocable portion of such fees and expenses for any Participant who is not an Inactive Participant. Any fee or expense paid, directly or indirectly, by the Company shall not be treated as a Company contribution to the Plan, provided the fee or the expense relates to the ordinary and necessary administration of the Plan.

8.10 Plan Correction
     ---------------

      The  Committee,  in  conjunction  with the  Company,  may  undertake  such correction of Plan errors as the Committee deems reasonable and appropriate, including a lump sum principal payment to the Plan. Without limiting the Committee's authority under the prior sentence, the Committee may undertake correction of Plan document, operational, demographic and eligibility failures under a method described in the Plan or under the Employee Plans Compliance Resolution System or any successor program.

                                    ARTICLE 9
                                    ---------
                           AMENDMENT AND TERMINATION
                           -------------------------

9.01 Amendment
     ---------

      (a) The Plan may be amended or otherwise modified by the Board of Directors, or the Committee to the extent authorized in accordance with Subsection (c). Copies of any such amendment or modification shall be sent to the governing body of each Company for adoption.

      (b)   No amendment or modification shall

            (i) permit any part of the Trust Fund, other than such part as is required to pay taxes, administrative expenses and expenses incurred in effectuating such changes, to be used for or diverted to purposes other than the exclusive benefit of the Participants or Beneficiaries and/or persons entitled to benefits under the Plan or permit any portion of the Trust Fund to revert to or become the property of the Company;

            (ii) have the effect of reducing the Account of any Participant as of the date of such amendment or deprive any Participant or Beneficiary of a benefit accrued and payable; or

            (iii) eliminate  any  option  which  constitutes  a  valuable  right available to a Participant with respect to benefits previously accrued to the extent the Participant satisfied, either before or after the amendment, the conditions for the form of payment except as otherwise permitted by applicable law and regulations.

      (c) The Committee may amend or modify the Plan at any time and for any reason, provided said amendment or modification does not have a material effect on the estimated cost of maintaining the Plan and does not create a new class of benefits or entitlements. The Committee may amend or modify the Plan at any time to bring the Plan into compliance with applicable law or regulations.

9.02 Termination
     -----------

      While the Plan and Trust Fund are intended to be permanent, they may be terminated at the discretion of the Board of Directors. Written notification of such action shall be given to each Company, the Trustee and the Committee. Thereafter, no further contributions shall be made to the Trust Fund.

9.03 Vesting Upon Termination
     ------------------------

      Upon the complete discontinuance of Company contributions or the termination or partial termination of the Plan and Trust Fund, the Account of each affected Participant shall become fully vested and shall not be reduced except

      (a)   for  adjustments  resulting  from a  valuation  in  accordance  with
            Article 5, which valuation shall also reflect the expenses incurred for administration of the Plan and/or Trust Fund after such discontinuance or termination date, and all expenses incurred in effectuating the complete discontinuance of Company contributions or termination or partial termination of the Plan and Trust Fund, such as the fees and retainers of the Plan's Trustee, accountant, custodian, administrator, consultant, counsel and other specialists if such expenses are not paid by the Company;

      (b) for distributions of benefits by the Trustee to the Participant in accordance with the Plan and at the written direction of the Committee; and

      (c)   as provided in Section 14.01.

9.04 Distribution of Benefits After Termination
     ------------------------------------------

      As soon as administratively feasible following receipt of a favorable letter of determination from the Internal Revenue Service with regard to the termination of the Plan and Trust Fund, the Trustee, as authorized and directed by the Committee, shall, distribute each Account, after adjustment in accordance with Subsection 9.03(a), in a manner consistent with the provisions of Article 7, provided there is no successor defined contribution plan within the meaning of section 401(k)(10)(A)(i) of the Code.

9.05 Distributions Upon Sale of Assets
     ---------------------------------

      As soon as is administratively feasible after the sale to an entity that is not an affiliated Employer of substantially all of the assets used by the Company in a trade or business in which one or more Participants is employed, all Accounts of such Participants and income attributable thereto shall be distributed to such Participants.

9.06 Distributions Upon Sale of Subsidiary
     -------------------------------------

      As soon as is administratively feasible after the sale of an incorporated affiliated Employer's interest in a subsidiary to an entity that is not an affiliated Employer, all Accounts and income attributable thereto of Participants employed by such subsidiary shall be distributed to such Participants.

9.07 Satisfaction of Liability
     -------------------------

      After all benefits have been distributed in full to a Participant or to his Beneficiary, all liability to such Participant or to his Beneficiary shall cease.

                                   ARTICLE 10
                                   ----------
                             PARTICIPATING COMPANIES
                             -----------------------

10.01 Adoption by Other Entities
      --------------------------

      Any corporation or other business entity may, by resolution of its own governing body, and with the approval of the Board of Directors, adopt the Plan and thereby become a Company. Except as provided in Section 10.05 below, the Plan will be administered as a single plan and all Plan assets will be available to pay benefits to all Participants under the Plan.

10.02 Alternative Provisions
      ----------------------

      No Company may adopt alternative provisions as to itself or its Employees.

      Upon request of the governing body of a Company, the Board of Directors may amend the Plan with respect to the Employees of such Company provided that any change will only apply if any inequity resulting from such changed Plan provisions is not found to be discriminatory on behalf of Highly Compensated Employees.

10.03 Right to Withdraw (Plan Spin-off)
      --------------------------------

      Each Company having adopted the Plan shall have the right as of the last day of any month to withdraw from the Plan and/or Trust Agreement by delivering to the Board of Directors, the Committee and the Trustee written notification from its own governing body of such action and setting forth the date as of which the withdrawal shall be effective. The date specified in such written notice shall be deemed a Valuation Date.

10.04 Procedure Upon Withdrawal
      -------------------------

      (a) If a Company withdraws from the Plan and Trust Agreement as the result of its adoption of a different plan, the Trustee shall segregate the portion of the Trust Fund attributable to the Accounts of Participants employed solely by such Company.

            As soon as administratively feasible following receipt of a favorable letter of determination from the Internal Revenue Service with regard to the adoption of such successor plan, the Trustee shall transfer the segregated assets to the insurance carrier or fiduciary designated by the Company as the agency through which the benefits of such successor plan are to be disbursed.

      (b) If a Company withdraws from the Plan and Trust Agreement as the result of its adoption of a resolution to terminate its participation in the Plan and to distribute assets to its Employees who are Participants, the Trustee shall segregate the portion of the Trust Fund attributable to the Accounts of the Participants who are employed solely by such Company, and the termination provisions of
            Section 9.03 and 9.04 shall apply with respect to such segregated assets.

10.05 Multiple Employer Plan
      ----------------------

      Effective April 1, 2007, the Plan is amended to create a multiple employer plan, as described in Section 413(c) of the Code. Nokia Inc. and its Controlled Group shall be treated as a single employer and Nokia Networks Business Group shall be treated as a single employer for purposes of contributions, application of the "ADP" and "ACP" tests described in
      Section 4.02, top heavy determinations and application of such other Plan provisions as Nokia Inc. determines to be appropriate. Employees of Nokia Networks Business Group shall be subject to the following Plan investment rules:

      (a) The portion of their Accounts attributable to contributions for periods prior to April 1, 2007 may be invested in any of the investment alternatives designated by the Committee under Section 5.03, including securities of Nokia Inc. and its affiliates.

      (b) The portion of their Accounts attributable to contributions for periods after March 31, 2007 may be invested in any of the investment funds designated by the Committee under Section 5.03, but excluding securities of Nokia Inc. and its affiliates.

                                   ARTICLE 11
                                   ----------
                              TOP-HEAVY PROVISIONS
                              --------------------

11.01 Definition of Top-Heavy and Super Top-Heavy
      -------------------------------------------

      (a) The Plan will be Top-Heavy for a Plan Year beginning after December 31, 1983, if, as of the final Valuation Date of the preceding Plan Year, hereinafter referred to as the Determination Date,

            (i) the aggregate value of the Accounts of all Participants who are Key Employees (as defined in Section 11.02) exceeds 60% of the aggregate value of such Accounts of all Participants and the Plan cannot be aggregated with any other plans which would result in the formation of a non-Top-Heavy aggregation group of plans; or

            (ii) the Plan is required to be part of an aggregation group of plans and the aggregation group is Top-Heavy. The group will be deemed Top-Heavy if the aggregate value of all defined contribution plan accounts and the value of all defined benefit plan accrued benefits attributable to Key Employees exceeds 60% of such values attributable to all participants of the aggregated plans. Such benefit values and accounts shall be aggregated using the Determination Dates of the individual plans which fall within the same calendar year.

            For purposes of this Section, aggregation group means all plans, including terminated plans, maintained by the Employer if maintained within the last five years ending on the Determination Date, in which a Key Employee is a participant or which enables any plan in which a Key Employee is a participant to meet the requirements of section 401(a)(4) or section 410 of the Code, as well as all other plans maintained by the Employer, provided that inclusion of such other plans in the aggregation group would not prevent the group of plans from continuing to meet the requirements of such sections of the Code.

      (b) The Plan will be Super Top-Heavy for a Plan Year if the aggregate value of all defined contribution plan accounts and the value of all defined benefit plan accrued benefits attributable to all Participants who are Key Employees exceeds 90% of such values attributable to all Participants in lieu of 60% as stated in Subsection (a).

      (c) For purposes of determining the aggregate value of the benefit values and accounts under this Section, distributions, other than rollovers or direct transfers to another qualified plan maintained by the Employer or rollovers or direct transfers not initiated by the Participant, made during the five-year period ending on the Determination Date of the plan from which such distributions were made, shall be included to the extent such distributions are not otherwise reflected in the value of any accrued benefit under a defined benefit plan as determined with respect to such plan's Determination Date. Such aggregate value shall not include any (i) assets rolled over or transferred at the initiation of the Participant directly from a qualified plan maintained by a business entity other than an Employer to the Plan, after December 31, 1983, (ii) amounts attributable to former Key Employees, (iii) amounts attributable to Participants not employed during such five-year period, or (iv) amounts attributable to deductible employee contributions under former section 219(e)(2) of the Code.

            A Participant's accounts under any defined contribution plan as of any Determination Date, other than the Determination Date which falls within the first Plan Year, shall not include any Employer contributions due and not yet paid as of the Determination Date, if the plan under which the account is maintained is not subject to section 412 of the Code.

            Accrued benefit values under defined benefit plans aggregated with this Plan shall be determined, subject to the rules set forth in section 416(g)(4)(F)(ii) of the Code, as of the dates of the most recent valuations preceding or coincident with such defined benefit plans' Determination Dates, in accordance with the interest and mortality rate assumptions specified in such defined benefit plans for this purpose or, if not specified, shall be determined using an interest rate of 5% and mortality rates in accordance with Group Annuity Mortality Table for 1951 (Projection "C" to 1970, set back five years for females). Such accrued benefit values shall be determined under the method of accrual used for all plans of the Employer or, if such method is not identical, as if such benefit accrued under the fractional rule as described in section 411(b)(1)(C) of the Code.

11.02 Definition of Key Employee
      --------------------------

      An Employee or a former Employee will be considered to be a Key Employee for a Plan Year if, at any time during the Plan Year or the preceding four Plan Years, he is an officer of the Employer earning more than 50% of the maximum dollar limitation under Section 415(b)(1)(A) of the Code; one of the 10 employees owning the largest interests (minimum 1/2%) in the Employer earning more than the maximum dollar limitation under Section 415(c)(1)(A) of the Code; a 5% owner; or a 1% owner whose compensation exceeds $150,000. This definition of Key Employee shall be governed by section 416 of the Code and Regulations thereunder. For purposes of this definition, but only to the extent required by law, a Key Employee's Beneficiary shall be treated as a Key Employee, and ownership percentages shall be determined without regard to aggregation of entities under common control within the meaning of sections 414(b), (c) and (m) of the Code. In no event shall more than 50 employees (or, if less, the greater of three employees or 10 percent of the employees) be deemed officers for purposes of this definition.

11.03 Minimum Employer Contribution
      -----------------------------

      (a)   Unless  otherwise  provided  in this  Section,  for any Plan Year in
            which  the  Plan  is  determined   to  be  Top-Heavy,   the  Company
            contribution allocated to any non Key

            Employee Participant in the employ of the Company on the last business day of that Plan Year, shall not be less than an amount which, in combination with all other such amounts allocated to him under all other defined contribution plans maintained by the Employer, is equal to the lesser of

            (i)   3% of the Participant's Compensation or

            (ii) the highest percentage of Compensation (net of amounts contributed under a qualified salary reduction or similar arrangement) at which contributions (including Employer matching contributions and forfeitures) are allocated for the Plan Year under the Plan and under any other defined contribution plan required to be aggregated with the Plan on behalf of any Key Employee, times the Participant's Compensation.

      (b) Any contributions made solely to comply with the provisions of this Section shall be credited at the end of the Plan Year.

      (c) For purposes of this Section, only benefits derived from Employer contributions under the Plan, or any other defined contribution plan or plans are to be taken into account to determine whether the minimum Employer contribution or benefit has been satisfied, excluding matching contributions and any contributions attributable to a salary reduction or similar arrangement, but including contributions as defined in Treasury Regulation 1.401(k)-1(g)(13). Such salary reduction contributions will be taken into account to determine the Employer contribution made on behalf of any Key Employee under Subsection 11.03(a)(ii), but not to determine whether the minimum Employer contribution or benefit has been satisfied.

      (d) For purposes of this Section only, Participant shall also include any Participant who did not meet the 1,000 Hours of Employment requirement necessary to share in the Company's Retirement Contributions.

      (e) An Eligible Employee who has not met the 90 Days of Service requirement for eligibility in accordance with Article 2, shall not be considered a Participant for purposes of this Section.

      (f) An employee of a business entity which has not adopted the Plan shall not be considered a Participant for purposes of this Section unless also employed by the Company.

      (g) An Eligible Employee who becomes a Participant by virtue of the acceptance of a rollover contribution in accordance with Section
            3.07 or a transfer of assets in accordance with Section 3.08 but who is not otherwise eligible in accordance with Section 2.01, shall not be entitled to share in any Company contribution allocated in accordance with this Article.

11.04 Modification of Top-Heavy Rules
      -------------------------------

      (a) Effective date. This section 11.04 shall apply for purposes of determining whether the plan is a top-heavy plan under section 416(g) of the Code and whether the Plan satisfies the minimum benefits requirements of section 416(c) of the Code for such years.

      (b)   Determination of top-heavy status.

            (i) Key employee. Key employee means any employee or former employee (including any deceased employee) who at any time during the Plan Year that includes the determination date was an officer of the employer having annual Compensation greater than $130,000 (as adjusted under section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5-percent owner of the Employer, or a 1- percent owner of the Employer having annual Compensation of more than $150,000. For this purpose, annual Compensation means compensation within the meaning of section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

            (ii) Determination of present values and amounts. This section shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

            (iii) Distributions  during year ending on the  determination  date.
                  The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the Plan and any plan aggregated with the Plan under section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

            (iv) Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

      (c)   Minimum benefits.

            (i) Matching contributions. Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of section 401(m) of the Code.

            (ii) Contributions under other plans. The employer may provide that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of section 401(k)(12) of the Code and matching contributions with respect to which the requirements of section 401(m)(11) of the Code are met).

                                   ARTICLE 12
                                   ----------
                       QUALIFIED DOMESTIC RELATIONS ORDERS
                       -----------------------------------


12.01 Qualified Domestic Relations Orders
      -----------------------------------

      A Qualified Domestic Relations Order (hereinafter referred to as "QDRO") is a Domestic Relations Order which creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a Participant under the Plan, and which the Committee has determined meets the requirements of Section 12.02.

12.02 Specifications
      --------------

      A Domestic Relations Order meets the requirements of a QDRO only if the order

      (a) clearly specifies the name and the last known mailing address (if any) of the Participant and the name and mailing address of each Alternate Payee covered by the order;

      (b) clearly specifies the amount or percentage of the Participant's benefits to be paid by the Plan to each such Alternate Payee, or the manner in which such amount or percentage is to be determined;

      (c) clearly specifies the number of payments or period to which such order applies;

      (d)   clearly specifies that the order applies to this Plan;

      (e) does not require the Plan to provide any type or form of benefits, or any option, not otherwise provided under the Plan;

      (f) does not require the Plan to provide increased benefits (determined on the basis of actuarial value); and

      (g) does not require the payment of benefits to an Alternate Payee which are required to be paid to another Alternate Payee under another Domestic Relations Order previously determined to be a QDRO.

12.03 Payment Before Separation From Service
      --------------------------------------

      In the case of any payment before a Participant has separated from service, a QDRO shall not be treated as failing to meet the requirements of Section 12.02(g) above solely because the order requires the payment of benefits to an Alternate Payee

      (a) on or after the date on which the Participant attains (or would have attained) the Earliest Retirement Age;

      (b) as if the Participant had retired on the date such payment is to begin under such order; and

      (c) in any form in which such benefits may be paid under the Plan to the Participant (other than in the form of a joint and survivor annuity with respect to the Alternate Payee and his or her subsequent spouse).

12.04 Earliest Retirement Age
      -----------------------

      For purposes of Section 12.03(a), Earliest Retirement Age means the earlier of

      (a) the date on which the Participant is entitled to a distribution under the Plan; or

      (b) the later of (1) the date the Participant attains age 50 or (2) the earliest date on which the Participant could begin receiving benefits under the Plan if such Participant separated from service.

      Notwithstanding any provisions of the Plan to the contrary, for purposes of Subsection (a) above, a distribution to an Alternate Payee may be made prior to the date on which the Participant is entitled to a distribution under Section 6 if requested by the Alternate Payee to the extent such distribution is permitted under the QDRO. Nothing in this provision shall permit the Participant to receive a distribution at a date otherwise not permitted under Section 6 nor shall it permit the Alternate Payee to receive a form of payment not permitted in Section 6.

12.05 Procedures
      ----------

      Upon receipt of a Domestic Relations Order, the Committee shall take, or cause to be taken, the following actions:

      (a) The Committee shall promptly notify the Participant, each Alternate Payee covered by the order and each representative for these parties of the receipt of the Domestic Relations Order. Such notice shall include a copy of the order and these QDRO Procedures for determining whether such order is a QDRO.

      (b) Once a Domestic Relations Order has been received (i) the affected Participant will not be permitted to request a withdrawal or a loan from the Plan and (ii) no distributions will be made from the Plan to the Participant upon a subsequent termination until after the payment to the Alternate Payee has been determined, unless the Committee determines the order not to be a QDRO.

      (c) Within a reasonable period after receipt of a Domestic Relations Order, the Committee shall determine whether it is a QDRO and shall notify the parties indicated in Paragraph (a) of such determination. Such notice shall indicate whether the benefits payable to the Alternate Payee in accordance with the QDRO are subject to a previously existing QDRO.

      (d) Pending the Committee's determination of whether a Domestic Relations Order is a QDRO, if payments are due to be paid to the Participant, the Committee shall withhold payment and separately account for the amounts otherwise payable to the Alternate Payee during such period if the order is subsequently determined to be a QDRO (hereinafter referred to as the "segregated amounts"). If, within the 18-month period beginning with the date the first payment would have been required to be made under the Domestic Relations Order, the Committee determines the order to be a QDRO, the Committee shall pay the segregated amounts, including any interest thereon, to the person or persons entitled thereto. If, within such 18-month period, the Committee determines an order is not a QDRO or the Committee fails to reach a decision, the Committee shall pay the segregated amounts to the Participant. If, after the 18-month period, the Committee subsequently determines that the order is a QDRO, the Committee shall pay benefits subsequent to such determination in accordance with the order. If action is taken in accordance with this Subsection, the Plan's obligation to the Participant and each Alternate Payee shall be discharged to the extent of any payment made pursuant to the QDRO.

      (e)   In determining  the segregated  amount in accordance  with Paragraph
            (d), the Participant's vested interest shall be prorated between the Participant and Alternate Payee and the entire amount of any nonvested interest or any outstanding Plan loans will be credited to the Participant and not taken into consideration in making such determination. Any future contributions or loan repayment will be credited to the Participant and not the Alternate Payee.

      (f) Upon a determination by the Committee that a Domestic Relations Order is a QDRO, the Committee shall arrange for benefits to be paid to the Alternate Payee in accordance with such order and Section 6 and as if the Participant had terminated employment at such time.

      (g) If benefits are not immediately distributable to the Alternate Payee, such amount shall be separately accounted for until such time as the distribution is made. Any amount subject to a QDRO will not be available to the Participant under the Plan withdrawal provisions nor will it be available as collateral for a Plan loan.

      (h) The Alternate Payee shall be treated as a Beneficiary for all purposes of the Plan. The Alternate Payee will be eligible for the same investment election option in accordance with Article 5 as the Participant.

      (i) Effective August 4, 1994, any expense charges related to the administration of the QDRO will be paid in accordance with Section 8.09.

      The foregoing provisions are effective for QDROs entered into on or after January 1, 1985, except that, in the case of a Domestic Relations Order entered into before January 1, 1985, the Committee (A) may treat such order as a QDRO even though such order fails to meet the requirements of Subsections 12.05(a),(b) and (c) above, and (B) must treat such order as a QDRO if benefits were being paid pursuant to such order on January 1, 1985.

                                   ARTICLE 13
                                   ----------
                                      LOANS
                                      -----

13.01 Amount of Loans and Terms of Repayment
      --------------------------------------

      The Committee shall promulgate any additional specific rules and regulations governing all aspects of this Article as it deems necessary. The following general rules shall serve as the basis for any specific rules and regulations:

      (a) Upon request in accordance with procedures established by the Committee, loans may be granted to a Participant, except shareholder employees or owner employees as referred to in section 4975(d) of the Code.

      (b)   The minimum amount of any loan shall be $1,000.

      (c)   In no event shall a loan exceed the lesser of

            (i) $50,000, reduced by the highest outstanding loan balance during the one-year period ending on the day before the date on which any new loan is to be granted, or

            (ii) 50% of the amount to which the Participant is vested under this Plan on the date the loan is granted.

      (d) A Participant may have no more than two (2) loans outstanding at any time.

      (e) All loans under this Article shall be considered investments of the Account of the Participant to whom the loan is granted and shall be charged to the Accounts and investment funds proportionately (but excluding any retirement contribution required to be invested in the Nokia Stock Fund under Section 5.02(a)). Interest shall be charged thereon at a rate equal to the prime rate reported in The Wall Street Journal on the first day of the month during which the loan application was received.

      (f) Each loan shall be secured by the assignment of not more than 50% of the Participant's vested Account balance on the date the loan is granted, a promissory note executed by the Participant and such additional collateral as the Committee shall require to assure repayment of the loan and all interest payable thereon.

      (g) Each loan shall be repaid by the Participant either through payroll deductions or in such other manner as the Committee shall determine, provided such payment schedule does not permit payment less frequently than quarterly. All payment schedules shall be calculated to amortize principal and interest in level payments over the period of the loan as agreed to by the Committee and the Participant not to exceed five years from the date of such loan. Notwithstanding the foregoing, in the event a loan is approved for the purchase of a principal residence, the five-year repayment requirement will not be applicable.

            Principal and interest payments shall be credited to the Account of the Participant to whom the loan is granted in the same manner as the loan was charged and shall be invested in accordance with the Participant's current investment election.

      (h)   Except  as  provided  in  Subsection   (k),  upon  a   Participant's
            termination of employment for any reason, the entire unpaid balance of the loan shall be due and payable.

      (i) If a Participant should fail to make a payment when due, the entire unpaid balance of the loan shall be in default and the Committee shall take any one or more of the following steps, as it deems necessary, to secure repayment of such loan:

            (i) Deduct the amount of the outstanding indebtedness from the Participant's Account, to the extent permitted and available under law and in accordance with the terms of the Plan. Such deduction will not occur until a distributable event occurs under the terms of the Plan.

            (ii) Instruct the Trustee to sell any property held as collateral for such loan.

            (iii) Take such other steps as may be required.

      (j) Each loan will require that within the 90-day period before the granting of the loan, the Participant consents to such loan in writing, and acknowledge the reduction in the Participant's Account in the event the loan is in default.

      (k) No distribution from the Plan upon termination of employment for any reason shall be made to any Participant or Beneficiary unless and until all loans, including interest thereon, have been fully repaid.

      (l)   Any  Participant  who is a "party in  interest"  as defined in ERISA section 3(14) and who ceases to be an active Eligible Employee may be eligible to borrow from the Plan under terms and conditions reflecting valid differences between active Participants and other Participants which would be considered in a normal commercial setting, such as the unavailability of payroll deductions for repayment. In no event will loans be unreasonably withheld from any eligible applicant.


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

                                   ARTICLE 14
                                   ----------
                               GENERAL PROVISIONS
                               ------------------


14.01 Exclusiveness of Benefits
      -------------------------

      The Plan has been created for the exclusive benefit of the Participants and their Beneficiaries. No part of the Trust Fund shall ever revert to the Company nor shall such Trust Fund ever be used other than for the exclusive benefit of the Participants and their Beneficiaries, except as provided in Sections 8.07 and 9.03 and Subsection 4.03(f) provided, however, that contributions made by the Company by mistake of fact or which are not deductible under section 404 of the Code, may be returned to the Company within one year of the mistaken payment of the contribution or the date of disallowance of the deduction, as the case may be. All contributions made by the Company shall be conditional upon their deductibility under section 404 of the Code. No person shall have any interest in or right to any part of the Trust Fund, or any equitable right under the Trust Agreement, except to the extent expressly provided in the Plan or Trust Agreement.

14.02 Limitation of Rights
      --------------------

      Neither the establishment of the Plan, nor any modification thereof, nor the creation of any fund, trust or account, nor the purchase of any policy, nor the payment of any benefits shall be construed as giving any Participant, Beneficiary, or any other person whomsoever, any legal or equitable right against the Company, the Committee, or the Trustee, unless such right shall be specifically provided for in the Plan or conferred by affirmative action of the Committee or the Company in accordance with the terms and provisions of the Plan; or as giving any Participant or any other employee of the Company the right to be retained in the service of the Company and all Participants and other employees shall remain subject to discharge to the same extent as if the Plan had never been adopted.

14.03 Limitation of Liability and Legal Actions
      -----------------------------------------

      In any action or proceeding involving the Trust Fund, or any part thereof, or the administration thereof, the Company, the Committee, and the Trustee shall be the only necessary parties. Any final judgment entered in any such action or proceeding, which is not appealed or appealable, shall be binding and conclusive on the parties thereto, and all persons having or claiming to have an interest in the Trust Fund or under the Plan.

14.04 Construction of Agreement
      -------------------------

      The Plan shall be construed according to the laws of the State in which the Company named under Article 1 has its principal place of business and all provisions hereof shall be administered according to, and its validity shall be determined under, the laws of such State except where preempted by Federal law. All contributions to the Trust prior to July 1, 1997 shall be deemed to take place in StateNew York; all contributions to the Trust after June 30, 1997, shall be deemed to take place in place State Minnesota.


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

14.05 Title to Assets; Non-Assignability (Spendthrift Provision)
      ---------------------------------------------------------

      (a) No Participant, Beneficiary or any other person shall have any legal or equitable right or interest in the funds set aside by the Company, or otherwise received or held under the Plan, or in any assets of the Trust Fund, except as expressly provided in the Plan, and no Participant, Beneficiary or any other person shall be deemed to possess a right to any assets except as herein provided.

      (b) No benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such action shall be void for all purposes of the Plan. No benefit shall in any manner be subject to the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachments or other legal process for or against any person, except with respect to a Qualified Domestic Relations Order and in such other instances and to such extent as may be required by law and except as provided in
            Article 13.

14.06 Severability
      ------------

      Should any provision of the Plan or any regulations adopted thereunder be deemed or held to be unlawful or invalid for any reason, such fact shall not adversely affect the other provisions or regulations unless such invalidity shall render impossible or impractical the functioning of the Plan and, in such case, the appropriate parties shall immediately adopt a new provision or regulation to take the place of the one held illegal or invalid.

14.07 Titles and Headings
      -------------------

      The titles and headings of the Sections in this instrument are for convenience of reference only and, in the event of any conflict, the text rather than such titles or headings shall control.

14.08 Counterparts as Original
      ------------------------

      The Plan has been prepared in counterparts, each of which so prepared shall be construed an original.

14.09 Merger of Plans
      ---------------

      Upon the merger or consolidation of any other plan with this Plan or the transfer of assets or liabilities from this Plan to any other plan, all Participants of this Plan shall be entitled to a benefit immediately after the merger, consolidation or transfer (if the merged, consolidated or transferee plan had then been terminated) at least equal to the benefit they would have been entitled to immediately prior to such merger, consolidation or transfer (if the Plan had then terminated).


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

14.10 Disposition of Unclaimed Benefits
      ---------------------------------

      If, after five (5) years have expired following reasonable efforts of the Committee to locate a Participant or his Beneficiary, including sending a registered letter, return receipt requested to the last known address, the Committee is unable to locate the Participant or Beneficiary, then the amounts distributable to such Participant or Beneficiary shall, pursuant to applicable state or Federal laws, be treated as a forfeiture under the Plan. Where a Participant or Beneficiary is located subsequent to a forfeiture, pursuant to applicable state or Federal laws, such benefits shall be reinstated by the Committee and shall not count as an Annual Addition under section 415 of the Code.

14.11 Substitute Payee
      ----------------

      If a Participant or Beneficiary entitled to receive any benefits hereunder is in his minority or is, in the judgment of the Committee, legally, physically, or mentally incapable of personally receiving and receipting any distribution, the Committee may instruct the Trustee to make distributions to his legally appointed guardian.

14.12 USERRA
      ------

      Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with section 414(u) of the Code.

14.13 Impossibility of Performance
      ----------------------------

      In the event it becomes impossible for the Employer, the Committee or the Trustee to perform any act under this Plan, that act shall be performed which, in the judgment of the Employer, will most nearly carry out the intent and purpose of the Plan and the related Trust. All parties to this Plan and the related Trust Agreement or in any way interested in this Plan and any related Trust shall be bound by any acts performed under such conditions.

14.14 Dissolution of the Employer
      ---------------------------

      In the event that the Employer is dissolved by reason of bankruptcy or insolvency, without any provisions being made for the continuance of this Plan and the Trust Agreement by a successor to the business of the Employer, the Plan and the Trust Agreement hereunder shall terminate and the Trustee shall proceed in the same manner as though the Plan and the Trust Agreement were being terminated as provided in Section 9.02.

14.15 Discharge of Trustee's Obligation to Make Payments
      --------------------------------------------------

      The Trustee shall be required to make distributions only at the direction of the Committee. Whenever the Trustee is directed by the Committee to make any payment or payments to any person in accordance with the provisions of this Plan, the Committee shall notify the Trustee in writing of such person's last known address as it appears in the

      Committee's records, and the Trustee's obligation to make such payments shall be fully discharged by mailing its the same to the address specified by the Committee.

14.16 Incapacity
      ----------

      If any person to whom a benefit is payable hereunder is an infant or if the Committee determines that any person to whom such benefit is payable is incompetent by reason of physical or mental disability, the Committee may cause the payments becoming due to such person to be made to such person's legally appointed guardian or conservator.

14.17 Definition of Words
      -------------------

      Feminine or neuter pronouns shall be substituted for those of masculine form, and the plural shall be substituted for the singular, in any place or places herein where the context may require such substitution or substitutions.

14.18 Titles
      ------

      The titles of Sections and paragraphs are included only for convenience and shall not be construed as a part of this Plan or in any respect affecting or modifying its provisions.

                                   ARTICLE 15
                                   ----------
                        MINIMUM DISTRIBUTION REQUIREMENTS
                        ---------------------------------

      This Article sets forth revised rules regarding minimum distributions utilizing Model Plan Amendment 1 from Revenue Procedure 2002-29 (with minor changes as permitted by that Revenue Procedure) as set forth below.
      Section 6.09(c) of the Plan is replaced with this Article 15 effective January 1, 2003. If another provision of the Plan calls for an earlier distribution or a larger payment on any given date, such provision shall supercede this Article 15.

15.01 General Rules.
      -------------

      (a) Effective Date. The provisions of this article will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

      (b) Coordination with Minimum Distribution Requirements Previously in Effect. Not applicable.

      (c) Precedence. The requirements of this article will take precedence over any inconsistent provisions of the Plan.

      (d) Requirements of Treasury Regulations Incorporated. All distributions required under this article will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Internal Revenue Code.

      (e) TEFRA. Section 242(b)(2) Elections. Notwithstanding the other provisions of this article, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

15.02 Time and Manner of Distribution.
      -------------------------------

      (a) Required Beginning Date. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's required beginning date.

      (b) Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

            (i) If the Participant's surviving spouse is the Participant's sole designated beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

            (ii) If the Participant's surviving spouse is not the Participant's sole designated beneficiary, then distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

            (iii) If there is no  designated  beneficiary  as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

            (iv) If the Participant's surviving spouse is the Participant's sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 15.02, other than Section 15.02(b)(i), will apply as if the surviving spouse were the Participant.

For purposes of this Section 15.02(b) and Section 15.04, unless Section 15.02(b)(iv) applies, distributions are considered to begin on the Participant's required beginning date. If Section 15.02(b)(iv) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 15.02(b)(i). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's required beginning date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under Section 15.02(b)(i)), the date distributions are considered to begin is the date distributions actually commence.

      (c) Forms of Distribution. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Sections 15.03 and 15.02 of this article. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations.

15.03 Required Minimum Distributions During Participant's Lifetime.
      ------------------------------------------------------------

      (a) Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

            (i) the quotient obtained by dividing the Participant's account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's age as of the Participant's birthday in the distribution calendar year; or

            (ii) if the Participant's sole designated beneficiary for the distribution calendar year is the Participant's spouse, the quotient obtained by dividing the Participant's account balance by the number in the Joint and Last Survivor

                  Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the distribution calendar year.

      (b) Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this Section 15.03 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death.

15.04 Required Minimum Distributions After Participant's Death.
      --------------------------------------------------------

      (a)   Death On or After Date Distributions Begin.

            (i) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's designated beneficiary, determined as follows:

                  (A)   The   Participant's   remaining   life   expectancy   is
                        calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                  (B) If the Participant's surviving spouse is the Participant's sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For distribution calendar years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

                  (C) If the Participant's surviving spouse is not the Participant's sole designated beneficiary, the designated beneficiary's remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

            (ii) No Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

      (b)   Death Before Date Distributions Begin.

            (i) Participant Survived by Designated Beneficiary. If the Participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the remaining life expectancy of the Participant's designated beneficiary, determined as provided in Section 15.04(a).

            (ii) No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

            (iii) Death of Surviving  Spouse Before  Distributions  to Surviving
                  Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 15.02(b)(i), this
                  Section 15.04(b) will apply as if the surviving spouse were the Participant.

15.05 Definitions.
      -----------

      (a) Designated beneficiary. The individual who is designated as the beneficiary under the Plan and is the designated beneficiary under
            Section 401(a)(9) of the Internal Revenue Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

      (b) Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 15.02(b). The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the

            Participant's required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

      (c) Life expectancy. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

      (d) Participant's account balance. The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

      (e) Required beginning date. The Required Beginning Date shall be as follows:

            (i) Participant. The required beginning date of a Participant is the later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 or retires, except that benefit distributions to a 5-percent owner must commence by the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

            (ii) Beneficiary. If the Distributee is a Beneficiary of a Participant, the required beginning date is the November 30 of the calendar year in which occurs the fifth (5th) anniversary of the Participant's death.

      IN WITNESS WHEREOF, the Company has adopted this Plan as Amended Restated Effective April 1, 2007, this 13th day of March, 2007.


                                    NOKIA INC.


                                    By: /s/ Linda Fonteneaux
                                       ---------------------------







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